                             2003 OMNIBUS AGREEMENT
                             ----------------------

     THIS 2003 OMNIBUS AGREEMENT (this "Agreement"), is entered into as of this ______ day of October, 2003 by and among MARRIOTT INTERNATIONAL, INC., a Delaware corporation with a mailing address at 10400 Fernwood Road, Bethesda, MD 20817 ("Franchisor"); BIG BOY PROPERTIES, INC., a Delaware corporation having its principal address at 10400 Fernwood Road, Bethesda, Maryland 20817 ("Landlord"); FAIRFIELD INN BY MARRIOTT LIMITED PARTNERSHIP, a Delaware limited partnership with a mailing address at 100 Jericho Quadrangle - Ste. 214, Jericho NY 11753 ("Owner"); LASALLE BANK, N.A., a national banking association, not in its individual capacity but solely as Trustee with respect to the Asset Securitization Corporation Commercial Mortgage Pass Through Certificates Series 1997-MDVII Securitization ("Lender"); SAGE MANAGEMENT RESOURCES III, LLC, a Colorado limited liability company ("Sage"); and WINTHROP FINANCIAL ASSOCIATES, A LIMITED PARTNERSHIP, a Maryland limited partnership with a mailing address at 100 Jericho Quadrangle - Ste. 214, Jericho NY 11753 ("Guarantor").

                                    RECITALS:
                                    ---------

     1. Franchisor and Owner are parties to those certain Franchise Agreements dated as of November 30, 2001 (as amended from time to time, the "Franchise Agreements") regarding forty-six (46) Fairfield Inn by Marriott hotels owned by Owner listed on Exhibit A hereto (each an "Inn" and collectively, the "Inns").

     2. The Inns are operated and managed by Sage pursuant to a management agreement between Owner and Sage (the "Sage Management Agreement").

     3. Thirty (30) of the Inns are subject to an existing ground lease by and between Landlord and Owner for each such Inn, as amended by that certain Amendment of Ground Leases dated as of November 30, 2001 (collectively, the "Ground Leases").

     4. Lender is the successor in interest to Nomura Asset Capital Corporation with respect to a $165,400,000 loan from Lender to Owner.

     5. Among other parties, Owner, Franchisor, Landlord, Sage, and Lender were parties to a November 30, 2001 restructuring involving the Inns (the "2001 Restructuring"); in connection therewith, various documents were executed by and among various of the parties (all such documents, collectively the "2001 Restructuring Documents"), including, without limitation: the Franchise Agreements; that certain comfort letter from Franchisor to Lender dated as of November 30, 2001 regarding the Franchise Agreements (the "2001 Comfort Letter"); that certain Amendment of Ground Leases dated as of November 30, 2001; that certain Omnibus Agreement dated as of November 30, 2001; that certain Waterfall Agreement dated as of November 30, 2001 (the "2001 Omnibus Agreement"); and that certain Agreement Regarding Right to Terminate Certain Franchise Agreement ("Franchise Termination Agreement").

     6. To allow Owner to engage in an orderly liquidation of its assets, Owner has requested from Franchisor and Landlord (collectively, "Marriott") the following:

         (a) waiver of the ground rent otherwise due and payable to Landlord under the Ground Leases with respect to each Inn for one calendar year from the date of this Agreement (the "Waiver Year") in an aggregate amount not to exceed $1.2 million (the "Waiver Cap"), with payment of any ground rent due and payable to Landlord with respect to the Waiver Year in excess of the Waiver Cap deferred for each Inn until the earlier of (i) a sale of the Inn; or (ii) April 1, 2005;

         (b) deferral of the ground rent for each Inn otherwise due and payable to Landlord under the Ground Leases with respect to the period of time beginning upon termination of the Waiver Year and ending the earlier of (i) a sale of the Inn; or (ii) April 1, 2005 (each, a "Deferral Termination Event"), with such deferred rental to be paid in full by Tenant to Landlord immediately upon the occurrence of any Deferral Termination Event; and

         (c) liquidated damages otherwise due and payable to Franchisor pursuant to the Franchise Agreements to be waived with respect to each Inn sold by Owner on or before September 1, 2004 or de-flagged on or before September 1, 2004.

     7. Marriott is willing to agree to the modifications requested by Owner as set forth herein and the accompanying agreements among the parties of even date herewith (collectively, the "2003 Restructuring Documents") in consideration for the terms and conditions set forth herein and provided that Owner has satisfied each of the 2003 Restructuring Preconditions (as such term is defined in Section III below).

     NOW, THEREFORE, for the mutual covenants and considerations herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

I. Recitals.

     The parties hereby incorporate by reference each of the Recitals 1 through 7 above as a substantive component of this Agreement.

Future Participation of the Inns in the Fairfield Inn by Marriott System.
-------------------------------------------------------------------------

     (a) Inns that Must Remain in FIBM System. The parties agree that, notwithstanding anything to the contrary in the Franchise Agreements, the 2001 Restructuring Documents, or any other agreements by or among the parties hereto, each Inn set forth on Exhibit C hereto may not be sold by Owner, Lender, or any other party unless, in connection with a sale, the purchaser of the Inn executes a franchise agreement with Franchisor in the form attached to Franchisor's then-current Uniform Franchise Offering Circular such that each such Inn remains part of the Fairfield Inn by Marriott System ("FIBM System"). Any sale of an Inn in violation of this subparagraph (a) shall constitute an Event of Default under
Section V(a)(vi) of this Agreement.

     (b) Inns That Must Exit FIBM System. It is the intention of the parties to cause, notwithstanding anything to the contrary in the Franchise Agreements, the 2001 Restructuring Documents, or any other agreements by or among the parties, all Inns listed on Exhibit B hereto to leave the FIBM System on or before September 1, 2004 without further action by any party, with at least two (2) Inns listed on Exhibit B leaving the FIBM System on or before April 1, 2004, and at least four (4) additional Inns (for a total of six (6) Inns) listed on Exhibit B leaving the FIBM System no later than July 1, 2004. Franchisee shall give Franchisor written notice no later than (i) March 1, 2004 identifying the two (2) Franchise Agreements that are to terminate no later than April 1, 2004 and (ii) June 1, 2004 identifying the four (4) Franchise Agreements that are to terminate no later than July 1, 2004. Accordingly, the parties agree that if Franchisee has not provided such notice identifying the two (2) Franchise Agreements governing the Inns listed on Exhibit B that are to terminate no later than April 1, 2004 by March 1, 2004 and/or the four (4) additional Franchise Agreements governing the Inns listed on

Exhibit B that are to terminate on or before July 1, 2004 no later than June 1, 2004, then in such event Franchisor may designate the two (2) Franchise Agreements governing the Inns listed on Exhibit B that will terminate on April 1, 2004 and/or the four (4) additional Franchise Agreements governing the Inns listed on Exhibit B that will terminate on July 1, 2004 and such Franchise Agreements will terminate without further action by any party and such Inns will leave the System as of that date. The parties further agree that no liquidated damages otherwise payable under the Franchise Agreements shall be payable with respect to the Inns listed on Exhibit B hereto.

     (c) Remaining Hotels. The parties agree that each Inn on Exhibit D hereto may be sold by Owner regardless of whether the purchaser of each such Inn executes a Franchise Agreement for such Inn with Franchisor ("Exhibit D Inns"); provided, however, that in order for each Exhibit D Inn to be eligible upon its sale to remain in the FIBM System, the Inn must be sold by Owner (or Lender, as the case may be) subject to a Property Improvement Plan approved by Franchisor in its sole discretion and a Franchise Agreement in the form attached to Franchisor's then-current Uniform Franchise Offering Circular for the Fairfield Inn by Marriott brand.

     (d) Priority Use of FF&E Reserve Funds. The parties agree that, as set forth in Paragraph 2 of that certain Amendment to Certain Franchise Agreements of even date hereof (the "Franchise Agreement Amendment"), funds placed into the Master Reserve (as defined in the Franchise Agreement Amendment) will be used to fund improvements to the Inns' furnishings, fixtures, and equipment in the order of priority set forth in the Franchise Agreement Amendment.

     (e) Termination of Franchise Agreement for Failure to Complete PIP. The parties agree that, as set forth in Paragraphs 5 and 6 of the Franchise Agreement Amendment, with respect to each Inn listed on Exhibits C and D hereto, Franchisee shall be in material default under the Franchise Agreement if Owner fails to complete the PIP for such Inn on or before April 1, 2005.

III. 2003 Restructuring Preconditions. Marriott shall execute the 2003 Restructuring Documents upon full and complete satisfaction of each of the following (collectively, the "2003 Restructuring Preconditions"):

         (a) To provide financial protection to Marriott against Owner filing for bankruptcy protection after the date of this Agreement, Owner must deliver to Marriott a guarantee in the form attached hereto as Exhibit E fully executed by Guarantor;

         (b) Owner executing a Release of All Claims in the form attached hereto as Exhibit F;

         (c) Lender executing a Release of All Claims in the form attached hereto as Exhibit G;

         (d) Lender consenting to an amendment of the 2001 Comfort Letter in the form attached as Exhibit H hereto;

         (e) Owner executing a Second Amendment of Ground Leases in the form attached hereto as Exhibit I; and

         (f) Owner executing an Amendment to Certain Franchise Agreements in the form attached hereto as Exhibit J;

IV. Liquidated Damages to Marriott.

     (a) Liquidated Damages. Owner acknowledges that Marriott has agreed to the 2003 Restructuring (subject to the terms and conditions set forth herein) in order to avoid a Bankruptcy Case (defined below) or a Common Law Civil Action (defined below) by Owner. If a Bankruptcy Case or Common Law Civil Action occurs on or after the date of this Agreement, Owner acknowledges that Marriott would be damaged in several ways, including but not limited to: injury to the good will in Marriott's proprietary marks and brands, injury to Marriott's good will in the lodging industry, and injury to Marriott's good will among actual and prospective lenders to Marriott and the owners of Marriott-flagged properties. Owner acknowledges and agrees that the aforementioned damages to Marriott in the event of a Bankruptcy Case or Common Law Civil Action on or after the date hereof are inherently difficult to calculate although such damages are real and meaningful to Marriott. Owner and Marriott agree that Marriott's damages in the event of a Bankruptcy Case or Common Law Civil Action on or after the date hereof would not be easily ascertained, would be difficult to estimate accurately, and the proofs thereof would be burdensome and costly, and Owner and Marriott agree that liquidated damages (as set forth herein) are not a penalty and represent a reasonable estimate of just and fair compensation to Marriott of the damages it would suffer. In the event of a Bankruptcy Case or Common Law Civil Action on or after the date of this Agreement, Marriott shall be entitled to recover from Guarantor, and Guarantor shall be obligated to pay in accordance with the terms of the Guaranty, liquidated damages in the amount of Five Million Dollars ($5,000,000.00). In addition to such liquidated damages, Marriott shall have the right to recover reasonable attorneys' fees and court costs incurred in collecting such sums plus reasonable interest thereon. The legal remedies hereunder shall not preclude Marriott from any equitable remedies to which it may be entitled under applicable law. Guarantor's obligation to pay Marriott liquidated damages, if applicable, and other sums pursuant to this Section IV shall survive termination of this Agreement.

     (b) Definitions. As used in this Agreement, the term "Bankruptcy Case" shall mean a reorganization, liquidation or other similar bankruptcy proceeding under Title 11 of the United States Code or under any other federal or state debtor relief laws or the re-opening of any bankruptcy proceeding instituted by Owner or on behalf of Owner by Guarantor or its affiliates or instituted against Owner at the instance, encouragement, or suggestion of Owner or Guarantor or their affiliates, excluding, however, any proceeding instituted by the limited partners of Owner not instituted at the instance, encouragement, or suggestion of Guarantor or its affiliates. As used in this Agreement, the term "Common Law Civil Action" means any suit or other proceeding (whether by making any motion, bringing any counterclaim, claiming any defense, seeking any injunction or other restraint, commencing any action, or otherwise) instituted or filed by Owner or on behalf of Owner by Guarantor or their affiliates or instituted by any third party at the instance, encouragement, or suggestion of Owner or Guarantor which wrongly contests in bad faith or in any way wrongly interferes with, in bad faith, directly or indirectly, the exercise by Lender against Owner or any of them or the Premises of any rights or remedies available to Lender at law, in equity, by agreement or otherwise, excluding, however, any proceeding instituted by the limited partners of Owner not instituted at the instance, encouragement, or suggestion of Guarantor or its affiliates.

V. Default.

     (a) Events of Default. Each of the following shall, to the extent permitted by applicable law, constitute a "Default" under this Agreement:

         (i). The filing of a voluntary petition in bankruptcy or insolvency or a petition for reorganization under any bankruptcy law by Owner. Upon the occurrence of any Default as described under this Section V(a)(i) said Default shall be deemed an "Event of Default" under this Agreement.

         (ii). The consent to an involuntary petition in bankruptcy or the failure to vacate, within ninety (90) days from the date of entry thereof, any order for relief by Owner. Upon the occurrence of any Default as described under this Section V(a)(ii), said Default shall be deemed an "Event of Default" under this Agreement.

         (iii). The entering of an order, judgment or decree by any court of competent jurisdiction, on the application of a creditor, adjudicating Owner as bankrupt or insolvent or approving a petition seeking reorganization or appointing a receiver, trustee, or liquidator of all or a substantial part of Owner's assets, and such order, judgment or decree's continuing unstayed and in effect for an aggregate of one-hundred twenty
     (120) days (whether or not consecutive). Upon the occurrence of any Default as described under this Section V(a)(iii) said Default shall be deemed an "Event of Default" under this Agreement.

         (iv). The failure of Owner to make any payment required to be made in accordance with the terms of this Agreement, as of the due date as specified in this Agreement. Upon the occurrence of any Default as described under this Section V(a)(iv), said Default shall be deemed an "Event of Default" under this Agreement if the Owner fails to cure such Default within ten (10) days after receipt of written notice from the non-defaulting party demanding such cure.

         (v). Owner or any of Owner's Affiliates is or becomes (A) a person or entity designated by the U.S. Department of Treasury's Office of Foreign Assets Control from time to time as a "specially designated national or blocked person" or similar status, (B) a person or entity described in
     Section 1 of U.S. Executive Order 13224, issued on September 23, 2001, or
     (C) a person or entity otherwise identified by government or legal authority as a person with whom Franchisor, or any of the other Marriott Companies or any of their affiliates, are prohibited from transacting business. As of the Effective Date, a list of such designations and the text of the Executive Order are published under the internet website address www.ustreas.gov/offices/enforcement/ofac.

         (vi). The failure of Owner to perform, keep or fulfill any of the other covenants, undertakings, obligations or conditions set forth in this Agreement, and the continuance of such default for a period of thirty (30) days after the Owner's receipt of written notice from the non-defaulting party of said failure. Upon the occurrence of any Default as described under this Section V(a)(vi), said Default shall be deemed an "Event of Default" under this Agreement if the Owner fails to cure the Default within thirty (30) days after receipt of written notice from the non-defaulting party demanding such cure, or, if the Default is such that it cannot reasonably be cured within said thirty (30) day period of time, if the Owner fails to commence the cure of such Default within said thirty (30) day period of time or thereafter fails to diligently pursue such efforts to completion.

         (vii). The breach of any one or more Franchise Agreements or any one or more Ground Leases that remains uncured for the applicable cure period under the applicable agreement.

     (b) Remedies. Upon the occurrence of an Event of Default, the non-defaulting party shall have the right to pursue any one or more of the following courses of action: (i) to terminate this Agreement (which shall extinguish the benefits conferred to the defaulting party hereunder) by written notice to the defaulting party, which termination shall be effective as of the effective date which is set forth in said notice; and (ii) to institute forthwith any and all proceedings permitted by law or equity including, without limitation, actions for specific performance and/or damages.

VI. Amendment of 2001 Omnibus Agreement.

     It being the intention of the parties to eliminate any possibility of a Contingent Restructuring (as such term is defined in the 2001 Omnibus Agreement), Section V of the 2001 Omnibus Agreement is hereby deleted in its entirety.

VII. Waiver of Automatic Stay.

     The parties agree that, in the event of the filing of any voluntary or involuntary petition under the U.S. Bankruptcy Code by or against Owner, Owner shall not assert, or request any other party to assert, that the automatic stay under ss. 362 of the Bankruptcy Code shall operate or be interpreted to stay, interdict, condition, reduce or inhibit the ability of Marriott to enforce any rights it has by virtue of this Agreement, any Franchise Agreement, any Ground Lease, or any other rights that Marriott has, whether now or hereafter acquired, against Owner or Guarantor. Further, Owner shall not seek a supplemental stay or any other relief, whether injunctive or otherwise, pursuant to ss. 105 of the Bankruptcy Code or any other provision therein to stay, interdict, condition, reduce or inhibit the ability of Marriott to enforce any rights it has by virtue of this Agreement, any Franchise Agreement, or any Ground Lease against Owner or Guarantor. The waivers contained in this paragraph are a material inducement to Marriott's willingness to enter into this Amendment and Owner acknowledges and agrees that no ground exists for equitable relief which would bar, delay or impede the exercise by Marriott of Marriott's rights and remedies against Owner or Guarantor.

VIII. Lender Notice of Default under Certain Franchise Agreements

     For any Hotel listed on Exhibit B until such time as such Hotel leaves the System, Franchisor will copy Lender on any notice of default or termination issued to Franchisee under a Franchise Agreement and Lender shall have the right, but not the obligation, upon notice to Franchisor to cure such default on behalf of Franchisee during the time period for cure established in the default notice. Such notice shall be in writing, sent by certified mail, return receipt requested, or by Federal Express or other national express delivery service and addressed, if to Lender, to: Administrator for ASC Nomura 1997-MDVII; LaSalle Bank N.A.; 135 South LaSalle Street; Suite 1625; Chicago, IL 60603-4159; Attn:
Susan Abbott. A copy of such notice shall be sent to: Pacific Life Insurance Company; 700 Newport Center Drive; Newport Beach, CA 92660-6397 Attn: Ms. Wendy Balden and Clarion Partners, LLC, 230 Park Avenue, 12th Floor, New York, New York 10169 Attn: Mr. Michael O'Brien. Franchisor specifically acknowledges and agrees that Lender shall not be liable for payment of any liquidated damages not paid by the Franchisee.

IX. Miscellaneous.

     (a) This Agreement may be executed in identical counterparts, each of which shall be deemed an original for all purposes and all of which shall constitute, collectively, one Agreement. This Agreement may be executed by facsimile signature provided that an original of this Agreement is delivered immediately thereafter.

     (b) The parties hereto represent and warrant that they are duly authorized to execute and deliver this Agreement on behalf of the party in accordance with the party's organizational and governing documents, including, as applicable, corporate charter, corporate bylaws and/or partnership agreements and that this Agreement is binding upon the party in accordance with its terms.

     (c) This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns. No assignment or other transfer of the rights or obligations of the parties shall relieve the assignor or transferor of any obligations under this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.



                      [SIGNATURES FOLLOW ON NEXT TWO PAGES]

FRANCHISOR:
-----------

MARRIOTT INTERNATIONAL, INC., a Delaware corporation,


By:
   -------------------------
Name: Julie Snowden Repetti
Title: Vice President

LANDLORD:
--------

BIG BOY PROPERTIES, INC., a Delaware corporation,


By:
   -------------------------
Name: Julie Snowden Repetti
Title: Vice President

OWNER:
------

FAIRFIELD INN BY MARRIOTT LIMITED PARTNERSHIP, a Delaware limited partnership

     By: AP-Fairfield GP, LLC, a Delaware limited liability company, its general partner

          By: AP-Fairfield Manager Corp., a Delaware corporation, its manager


              By:
                      ---------------------
              Name:
                      ---------------------
              Title:
                      ---------------------
LENDER:
------

LASALLE BANK, N.A.,
a national banking association,
not in its individual capacity but solely as Trustee


          By: Clarion Partners, LLC, as Special Servicer, its Attorney in Fact


              By:
                      ---------------------
              Name:
                      ---------------------
              Title:
                      ---------------------

SAGE:
-----

SAGE MANAGEMENT RESOURCES III, LLC, a Colorado limited liability company,


By:
   --------------------------
Name:
     ------------------------
Title:
      -----------------------

GUARANTOR:
----------

WINTHROP FINANCIAL ASSOCIATES, A LIMITED PARTNERSHIP a Maryland limited partnership,


By:
   --------------------------
Name:
     ------------------------
Title:
      -----------------------

                                    EXHIBIT A

  ST         CITY/METRO                    MARKET     ROOMS                       STREET ADDRESS             CITY AND SATE     ZIP
  --         ----------                    -------    -----                       --------------             --------------    ---
  AL         Birmingham                   Homewood     132                       155 Vulcan Road               Homewood, AL   35209
  CA      Orange County                 Buena Park     135              7032 Orangethorpe Avenue             Buena Park, CA   90621
  CA      Orange County                  Placentia     135                710 W. Kimberly Avenue              Placentia, CA   92870
  FL        Gainesville                Gainesville     135                      6901 NW 4th Blvd            Gainesville, FL   32607
  FL              Miami               Airport-West     135                   3959 NW 79th Avenue                  Miami, FL   33166
  FL            Orlando        International Drive     135                   8342 Jamaican Court                Orlando, FL   32819
  FL            Orlando         South-Beeline Pkwy     133                  1850 Landstreet Road                Orlando, FL   32809
  GA            Atlanta                    Airport     132             2451 Old National Highway           College Park, GA   30349
  GA            Atlanta              Gwinnett Mall     135                  3500 Venture Parkway                 Duluth, GA   30096
  GA            Atlanta                  Northlake     133                  2155 Ranchwood Drive                Atlanta, GA   30345
  GA            Atlanta        Northwest-Delk Road     132                2191 Northwest Parkway               Marietta, GA   30067
  GA            Atlanta          Peachtree Corners     135                 6650 Bay Circle Drive               Norcross, GA   30071
  GA           Savannah                   Savannah     135                            2 Lee Blvd               Savannah, GA   31405
  IA         Des Moines                 West-Clive     135                  1600 NW 114th Street                  Clive, IA   50325
  IL        Bloomington                     Normal     132                    202 Landmark Drive                 Normal, IL   61761
  IL             Peoria                     Peoria     135            4203 N. War Memorial Drive                 Peoria, IL   61615
  IL           Rockford                   Rockford     135                 7712 Potawatomi Trail               Rockford, IL   61107
  IN       Indianapolis                  Castleton     132                        8325 Bash Road           Indianapolis, IN   46250
  IN       Indianapolis               College Park     132                    9251 Wesleyan Road           Indianapolis, IN   46268
  KS        Kansas City              Overland Park     134                  4401 W. 107th Street          Overland Park, KS   66207
  KS        Kansas City               West-Merriam     135                    6601 Frontage Road                Merriam, KS   66202
  MI            Detroit                    Airport     133                     31119 Flynn Drive                Romulus, MI   48174
  MI            Detroit               Auburn Hills     134                      1294 Opdyke Road           Auburn Hills, MI   48326
  MI            Detroit       Madison Heights/Troy     134             32800 Stephendson Highway        Madison Heights, MI   48071
  MI            Detroit                     Warren     131                  7454 Convention Blvd                 Warren, MI   48092
  MI            Detroit                West/Canton     133                    5700 Haggerty Road                 Canton, MI   48187
  MI          Kalamazoo             Kalamazoo East     133                   3800 E. Cork Street              Kalamazoo, MI   49001
  MO          St. Louis                  Hazelwood     135                        9079 Dunn Road              Hazelwood, MO   63042
  NC          Charlotte                  Northeast     133             5415 N. I-85 Service Road              Charlotte, NC   28262
  NC             Durham                       I-85     135                3710 Hillsborough Road                 Durham, NC   27705
  NC       Fayetteville               Fayetteville     135                  562 Cross Creek Mall           Fayetteville, NC   28303
  NC         Greensboro                 Greensboro     135                     2003 Athena Court             Greensboro, NC   27407
  NC            Raleigh                  Northeast     132                  2641 Appliance Court                Raleigh, NC   27604
  NC         Wilmington                 Wilmington     134                   306 S. College Road             Wilmington, NC   28403
  OH          Cleveland         Airport-Brook Park     135                       16644 Snow Road             Brook Park, OH   44142
  OH           Columbus                      North     135                        887 Morse Road               Columbus, OH   43229
  OH             Dayton                 North/West     135                      6960 Miller Lane                 Dayton, OH   45414
  OH             Toledo            Holland/Airport     135                    1401 E. Mall Drive                Holland, OH   43528
  SC           Florence                   Florence     135                   140 Dunbarton Drive               Florence, SC   29501
  SC         Greenville                 Greenville     132                60 Roper Mountain Road             Greenville, SC   29607
  SC        Hilton Head                Hilton Head     120                   9 Marina Side Drive     Hilton Head Island, SC   29928
  TN       Johnson City               Johnson City     132              207 E. Mountcastle Drive           Johnson City, TN   37601
  VA            Norfolk           Hampton-Coliseum     134                   1905 Coliseum Drive                Hampton, VA   23666
  VA            Norfolk      Virginia Beach-Euclid     134                      4760 Euclid Road         Virginia Beach, VA   23462
  WI            Madison                       East     135                       4765 Hayes Road                Madison, WI   53704
  WI          Milwaukee                       West     135              20150 W. Blue Mound Road             Brookfield, WI   53045

                                    EXHIBIT B

             Hotels That Must Leave the System By September 1, 2004

   ST         CITY/METRO                 MARKET     ROOMS                       STREET ADDRESS             CITY AND SATE     ZIP
   --         ----------                 -------    -----                       --------------             --------------    ---
   FL            Orlando      South-Beeline Pkwy     133                  1850 Landstreet Road                Orlando, FL   32809
   AL         Birmingham                Homewood     132                       155 Vulcan Road               Homewood, AL   35209
   GA            Atlanta                 Airport     132             2451 Old National Highway           College Park, GA   30349
   MI            Detroit                  Warren     131                  7454 Convention Blvd                 Warren, MI   48092
   NC            Raleigh               Northeast     132                  2641 Appliance Court                Raleigh, NC   27604
   OH           Columbus                   North     135                        887 Morse Road               Columbus, OH   43229
   NC          Charlotte               Northeast     133             5415 N. I-85 Service Road              Charlotte, NC   28262
   KS        Kansas City            West-Merriam     135                    6601 Frontage Road                Merriam, KS   66202
   KS        Kansas City           Overland Park     134                  4401 W. 107th Street          Overland Park, KS   66207
   SC         Greenville              Greenville     132                60 Roper Mountain Road             Greenville, SC   29607
   GA            Atlanta       Peachtree Corners     135                 6650 Bay Circle Drive               Norcross, GA   30071
   GA            Atlanta               Northlake     133                 2155 Ranchwood Drivfe                Atlanta, GA   30345

                                    EXHIBIT C

                      Hotels That Must Remain in the System

 ST         CITY/METRO               MARKET     ROOMS                       STREET ADDRESS             CITY AND SATE     ZIP
 --         ----------               -------    -----                       --------------             --------------    ---
 FL              Miami          Airport-West     135                   3959 NW 79th Avenue                  Miami, FL   33166
 IL             Peoria                Peoria     135            4203 N. War Memorial Drive                 Peoria, IL   61615
 IN       Indianapolis          College Park     132                    9251 Wesleyan Road           Indianapolis, IN   46268
 SC        Hilton Head           Hilton Head     120                   9 Marina Side Drive     Hilton Head Island, SC   29928
 CA      Orange County             Placentia     135                710 W. Kimberly Avenue              Placentia, CA   92870
 TN       Johnson City          Johnson City     132              207 E. Mountcastle Drive           Johnson City, TN   37601
 CA      Orange County            Buena Park     135              7032 Orangethorpe Avenue             Buena Park, CA   90621

                                    EXHIBIT D

   ST         CITY/METRO                 MARKET     ROOMS                       STREET ADDRESS             CITY AND SATE     ZIP
   --         ----------                 -------    -----                       --------------             --------------    ---
   FL        Gainesville             Gainesville     135                      6901 NW 4th Blvd            Gainesville, FL   32607
   FL            Orlando     International Drive     135                   8342 Jamaican Court                Orlando, FL   32819
   GA            Atlanta           Gwinnett Mall     135                  3500 Venture Parkway                 Duluth, GA   30096
   GA            Atlanta     Northwest-Delk Road     132                2191 Northwest Parkway               Marietta, GA   30067
   GA           Savannah                Savannah     135                            2 Lee Blvd               Savannah, GA   31405
   IA         Des Moines              West-Clive     135                  1600 NW 114th Street                  Clive, IA   50325
   IL        Bloomington                  Normal     132                    202 Landmark Drive                 Normal, IL   61761
   IL           Rockford                Rockford     135                 7712 Potawatomi Trail               Rockford, IL   61107
   IN       Indianapolis               Castleton     132                        8325 Bash Road           Indianapolis, IN   46250
   MI            Detroit                 Airport     133                     31119 Flynn Drive                Romulus, MI   48174
   MI            Detroit            Auburn Hills     134                      1294 Opdyke Road           Auburn Hills, MI   48326
   MI            Detroit    Madison Heights/Troy     134             32800 Stephendson Highway        Madison Heights, MI   48071
   MI            Detroit             West/Canton     133                    5700 Haggerty Road                 Canton, MI   48187
   MI          Kalamazoo          Kalamazoo East     133                   3800 E. Cork Street              Kalamazoo, MI   49001
   MO          St. Louis               Hazelwood     135                        9079 Dunn Road              Hazelwood, MO   63042
   NC             Durham                    I-85     135                3710 Hillsborough Road                 Durham, NC   27705
   NC       Fayetteville            Fayetteville     135                  562 Cross Creek Mall           Fayetteville, NC   28303
   NC         Greensboro              Greensboro     135                     2003 Athena Court             Greensboro, NC   27407
   NC         Wilmington              Wilmington     134                   306 S. College Road             Wilmington, NC   28403
   OH          Cleveland      Airport-Brook Park     135                       16644 Snow Road             Brook Park, OH   44142
   OH             Dayton              North/West     135                      6960 Miller Lane                 Dayton, OH   45414
   OH             Toledo         Holland/Airport     135                    1401 E. Mall Drive                Holland, OH   43528
   SC           Florence                Florence     135                   140 Dunbarton Drive               Florence, SC   29501
   VA            Norfolk        Hampton-Coliseum     134                   1905 Coliseum Drive                Hampton, VA   23666
   VA            Norfolk   Virginia Beach-Euclid     134                      4760 Euclid Road         Virginia Beach, VA   23462
   WI            Madison                    East     135                       4765 Hayes Road                Madison, WI   53704
   WI          Milwaukee                    West     135              20150 W. Blue Mound Road             Brookfield, WI   53045

                                    EXHIBIT E
                                    ---------

                    UNCONDITIONAL LIMITED GUARANTY OF PAYMENT
                    -----------------------------------------

         WHEREAS, Fairfield Inn by Marriott Limited Partnership, a Delaware limited partnership ("Owner") owns or has a leasehold interest in certain real property, improvements and personal property consisting of forty-six (46) hotel properties that are commonly known as Fairfield Inns and identified on Exhibit A attached hereto (each an "Inn" and collectively, the "Inns").

                                    RECITALS

     1. Marriott International, Inc. ("Franchisor") and Owner are parties to those certain Franchise Agreements dated as of November 30, 2001 with respect to the Inns (as amended from time to time, including by that Amendment to Certain Franchise Agreements of even date hereof, the "Franchise Agreements").

     2. Thirty (30) of the Inns are subject to an existing ground lease by and between Big Boy Properties, Inc. ("Landlord") and Owner for each such Inn, as amended by that certain Amendment of Ground Leases dated as of November 30, 2001 (as amended from time to time, including the Amendment of Ground Leases of even date herewith, collectively the "Ground Leases").

     3. To allow Owner to engage in an orderly liquidation of its assets, Owner has requested from Franchisor and Landlord (collectively, "Marriott") the following:

         (a) waiver of the ground rent otherwise due and payable to Landlord under the Ground Leases with respect to each Inn for one calendar year from the date of this Agreement (the "Waiver Year") in an aggregate amount not to exceed $1.2 million (the "Waiver Cap"), with payment of any ground rent due and payable to Landlord with respect to the Waiver Year in excess of the Waiver Cap deferred for each Inn until the earlier of (i) a sale of the Inn; or (ii) April 1, 2005;

         (b) deferral of the ground rent for each Inn otherwise due and payable to Landlord under the Ground Leases with respect to the period of time beginning upon termination of the Waiver Year and ending the earlier of (i) a sale of the Inn; or (ii) April 1, 2005 (each, a "Deferral Termination Event"), with such deferred rental to be paid in full by Tenant to Landlord immediately upon the occurrence of any Deferral Termination Event;

         (c) liquidated damages otherwise due and payable to Franchisor pursuant to the Franchise Agreements to be waived with respect to each Inn sold by Owner on or before September 1, 2004 or de-flagged on or before September 1, 2004.

     4. As a condition to, and in consideration of Marriott entering into the 2003 Omnibus Agreement of even date hereof by and among Franchisor, Owner, Landlord, Lender, Guarantor, and Sage Management Resources III, LLC (the "2003 Omnibus Agreement"), Marriott has required that the undersigned (hereinafter called "Guarantor") guaranty the payment of the "Guarantied Obligations" (as defined below).

     5. Guarantor is an affiliate of the general partner of Owner, and believes it is in the best interest of Owner to enter into the 2003 Omnibus Agreement and that Guarantor will derive substantial benefit in the event the 2003 Omnibus Agreement is entered into between Owner and Lender; and

     NOW, THEREFORE, in consideration of $10.00 and other good and valuable considerations, the receipt and adequacy of which are hereby acknowledged, Guarantor hereby agrees as follows:

THE GUARANTY. The guaranty of Guarantor hereunder is as follows:

         1.1. Guaranty of Payment. Subject to the limitations set forth in Paragraph 17 below, Guarantor unconditionally guaranties (i) full and punctual payment by Owner to Franchisor of all franchise fees and other sums due and payable to Franchisor pursuant to the Franchise Agreements (as amended by the Amendment to Certain Franchise Agreements of even date hereof); (ii) full and punctual payment by Tenant to Landlord of all Rental and other sums due and payable by Tenant to Landlord pursuant to the Ground Leases (as amended by that certain Amendment of Ground Leases of even date hereof); and (iii) full and punctual payment by Owner to Marriott of all sums due and payable to Marriott pursuant to the 2003 Omnibus Agreement (including, without limitation, payment of liquidated damages to Marriott pursuant to Section IV of the 2003 Omnibus Agreement). Guarantor's liability for items (i) through (iii) in the immediately preceding sentence (collectively, the "Guaranteed Obligation"), together with all interest thereon and all other fees and expenses due and payable, shall not exceed $5,000,000 in the aggregate. If an "Event of Default" (as defined in the 2003 Omnibus Agreement) occurs, then notwithstanding anything contained in any of the 2003 Restructuring Documents or other agreements by or among the parties, Guarantor shall, subject to the limitations set forth in Paragraph 17 below, on demand, pay to Marriott the entire Guarantied Obligations, or so much as is then due and payable.

         1.2. Guaranty of Payment; Not Collection. Guarantor hereby agrees that this Guaranty is a guaranty of payment and not of collection, that the obligations of Guarantor are joint and several, and that its obligations under this Guaranty shall be primary, absolute and unconditional, irrespective of and unaffected by:

         (a) the lack of genuineness, validity, regularity, enforceability or any future amendment of or change in the 2003 Omnibus Agreement, the Franchise Agreements, the Ground Leases (as amended, collectively the "Documents"), or any agreement or instrument to which Owner and/or Guarantor are or may be a party (including without limitation this Guaranty);

         (b) the absence of any action to enforce the Documents or the waiver or consent by Marriott with respect to any provisions thereof;

         (c) the existence, value or condition of any security for the Guarantied Obligations or any action or the absence of any action by Marriott with respect thereof (including without limitation the release thereof); or

         (d) any other action or circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being agreed by Guarantor that its obligations under this Guaranty shall not be discharged except by payment as provided herein. Guarantor shall be regarded as, and shall be in the same position as, a principal debtor with respect to the Guarantied Obligations.

         1.3. Waivers. Guarantor hereby waives and agrees not to assert or take advantage of any defense based upon failure of Marriott to commence an action against Owner. In addition, Guarantor expressly waives all rights it may have now or in the future under any statute, or at common law, or at law or in equity, or otherwise, to compel Marriott to proceed in respect of the Guarantied Obligations against Owner, or any other party or against any security for the payment of the Guarantied Obligations before proceeding against, or as a condition to proceeding against Guarantor. Guarantor agrees that any notice or directive given at any time to Marriott which is inconsistent with the waivers in the immediately preceding sentences shall be void and may be ignored by Marriott, and, in addition, may not be pleaded or introduced as evidence in any litigation relating to this Guaranty for the reason that such pleading or introduction would be at variance with the written terms of this Guaranty, unless Marriott has specifically agreed otherwise in writing, signed by a duly authorized officer. It is agreed between Guarantor and Marriott that the foregoing waivers are of the essence of the transaction and that, but for this Guaranty and such waivers, Marriott would decline to enter into the 2003 Omnibus Agreement and consummate the actions contemplated thereby.

         1.4. Payment Default by Owner. If any default shall remain after the expiration of any grace period applicable under the terms of the Documents, then Guarantor, shall, within ten (10) business days after demand in writing therefor shall have been made by Marriott to Guarantor, pay to Marriott the amount of any and all outstanding and unpaid Guarantied Obligations due and owing Marriott. Payment by Guarantor shall be made to Marriott at the address indicated below for the giving of notice to Marriott or at any other address that may be specified in writing from time to time by Marriott.

         1.5. Enforcement of Guaranty. Marriott may proceed to exercise any right or remedy which it may have against any property, real or personal, of Owner, it being agreed that in no event shall Marriott have any obligation to (but may at its option) proceed against Owner or any other person or entity or any such real or personal property before seeking satisfaction from Guarantor under this Guaranty.

         1.6. Additional Waivers. In addition to the waivers contained in paragraph 1.3 above, Guarantor waives, and agrees that it will not at any time insist upon, plead or in any manner whatever claim or take the benefit or advantage of, any and all appraisal, valuation, stay, extension, marshalling-of-assets or redemption laws, or right of homestead or exemption, whether now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance by Guarantor of its obligations under, or the enforcement by Marriott of this Guaranty. Guarantor hereby waives diligence, presentment and demand (whether for non-payment or protest or of acceptance, maturity, extension of time, change in nature or form of the Guarantied Obligations, acceptance of further security, release of security, composition or agreement arrived at as to the amount of or the terms of the Guarantied Obligations, notice of adverse change in Owner's financial condition and any other fact which might materially increase the risk to Guarantor), with respect to any of the Guarantied Obligations, and all other demands whatsoever, and waive the benefit of all provisions of law which are or might be in conflict with the terms of this Guaranty, except to the extent that this Guaranty may otherwise specify the giving of notice. Guarantor represents and warrants and agrees that, as of the date of this Guaranty, its obligations under this Guaranty are not subject to any counterclaims, offsets or defenses against Marriott of any kind. Guarantor further agrees that its obligations under this Guaranty shall not be subject to any counterclaims, offsets or defense against Marriott or against Owner of any kind which may arise in the future.

         1.7. Benefit of Guaranty. The provisions of this Guaranty are for the benefit of Marriott and its successors and assigns, and nothing herein contained shall impair as between Owner and Marriott the obligations of Owner under the Documents or under any other agreements, documents, instruments or certificates by, between, or among Owner and Marriott.

         1.8. Reinstatement. This Guaranty shall remain in full force and effect and continue to be effective should any petition be filed by or against Owner under the Bankruptcy Reform Act of 1978, as at any time amended, (or under any substitute or successor legislation relating to the same general subject matter), for liquidation or reorganization, should Owner become insolvent or make an assignment for the benefit of creditors or a receiver or trustee be appointed for all or any significant part of Owner's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment of the Guarantied Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by Marriott whether as a preferential transfer, post-petition transfer, fraudulent conveyance, or otherwise, all as though such reduction, repayment or restoration by Marriott had not been made.

         1.9. Subrogation. Guarantor hereby waives, to the fullest extent possible, as against Owner and its assets any and all rights, whether at law, in equity, by agreement or otherwise, to subrogation, indemnity, reimbursement, contribution, or any other similar claim, cause of action or remedy that otherwise would arise out of Guarantor's performance of its obligations to Marriott under this Guaranty. The preceding waiver is intended by Guarantor and Marriott to be for the benefit of Owner, and the waiver shall be enforceable by Owner or any of its successors or assigns as an absolute defense to any action by Guarantor against Owner or its assets which arises out of Guarantor having made any payment to Marriott with respect to any of the liabilities guarantied hereunder.

     2. REPRESENTATIONS AND WARRANTIES. Full reliance by Marriott upon the following representations and warranties is acknowledged:

         2.1. Representations and Warranties of Guarantor. Guarantor represents and warrants to Marriott as Zollows:

         (a) Guarantor is a limited partnership duly organized, validly existing and in good standing under the laws of the State of its formation.

         (b) Guarantor has full power, authority and legal right to enter into this Guaranty and to perform its obligations under the terms hereof.

         (c) Guarantor has duly executed and delivered this Guaranty. This Guaranty constitutes a legal, valid and binding obligation of such Guarantor, enforceable against it in accordance with the terms of this Guaranty.

         (d) No authorization, consent, approval, exemption, permit or license of, or filing with, any governmental or public body or authority is required to authorize, or is otherwise required in connection with, the valid execution or delivery by Guarantor of this Guaranty, or the performance of Guarantor's obligations hereunder, except such as have been obtained and are in full force and effect. All conditions required to the execution and delivery hereof and performance hereunder have been satisfied on or before the date hereof.

         (e) Guarantor is not a party to, or otherwise bound by or subject to, any agreement or instrument, the observance of the terms and provisions of which would materially impair Guarantor's ability to perform his obligations under, and to be bound by, this Guaranty. Neither the execution and delivery by Guarantor of this Guaranty, nor compliance by Guarantor with the terms and provisions of this Guaranty, will conflict with, constitute a default under, or result in a breach of, any of the terms, conditions or provisions of, any law or decree or any regulation, order, writ, injunction, determination or award of any court, arbitrator or governmental department, commission, board, bureau, agency or instrumentality (domestic or foreign), or any agreement or instrument to which Guarantor is a party or by which it or any of its properties may be affected.

     3. CONTINUING GUARANTY. Guarantor agrees that this Guaranty is a continuing guaranty and shall remain in full force and effect until the payment in full of the Guarantied Obligations.

     4. PERMITTED ASSIGNMENT BY MARRIOTT. Marriott may freely assign its rights and delegate its duties under this Guaranty, but no such assignment or delegation shall increase Guarantor's obligation or diminish its rights hereunder. In the event of any such assignment or delegation, Marriott agrees to endeavor to give notice of such assignment or delegation at least ten (10) days prior to such assignment or delegation, but the consent of Guarantor shall not be required for any such assignment or delegation and failure to give such notice shall not affect the validity or enforceability of any such assignment or delegation or subject Marriott to any liability or diminish any of the obligations of Guarantor under this Guaranty.

     5. FURTHER ASSURANCE. Guarantor agrees, upon the written request of Marriott, to execute and deliver to Marriott from time to time any additional instruments or documents reasonably considered necessary by Marriott or its counsel to cause this Guaranty to be, become or remain valid and effective in accordance with its terms.

     6. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of Guarantor set forth in this Guaranty shall survive for so long as all or any portion of the Guarantied Obligations remains unpaid.

     7. ENTIRE AGREEMENT; AMENDMENT. This Guaranty contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements relating to such subject matter (including but not by way of limitation, any commitment or term letter which Marriott may have given to Owner or Guarantor) and cannot be amended or supplemented as to Guarantor, except by a written agreement signed by Guarantor and Marriott.

     8. HEADINGS. The headings in this Guaranty are for convenience only and are not part of the substance of this Guaranty.

     9. SEVERABILITY. In the event that any one or more of the provisions contained in this Guaranty shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision or provisions in every other respect and of the remaining provisions of this Guaranty shall not be in any way impaired.

     10. COUNTERPARTS. This Guaranty may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which shall constitute one document and the signature of any party or partner to any counterpart shall be deemed to be a signature to, and may be appended to, any other counterpart.

     11. NOTICES. All notices, requests, demands and other communications under or in connection with this Guaranty shall be in writing, shall be delivered by federal express or similar overnight courier service, by hand or sent by registered or certified mail and shall be deemed to have been given or made five
(5) days after the date when mailed, postage prepaid to the following addresses:

          If to Marriott:

               Marriott International, Inc.
               Law Department
               10400 Fernwood Road
               Bethesda, MD 20817
               Attention: Associate General Counsel, Franchise
               Telephone:  (301) 380-9555
               Telefacsimile:  (301) 380-6727

          With a copy to:

               Marriott International, Inc.
               Law Department
               10400 Fernwood Road
               Bethesda, MD 20817
               Attention: Lodging Operations (Dept. # 52/923.27)
               Telephone:  (301) 380-9555
               Telefacsimile:  (301) 380-6727

          If to Guarantor:

               First Winthrop Corporation
               7 Bulfinch Place, Suite 500
               P.O. Box 9507
               Boston, Massachusetts  02114
               Attention: Carolyn Tiffany
               Telephone: (617) 570-4600
               Telefacsimile: (617) 570-4710

          with a copy to:

               Post & Heymann, LLP
               100 Jericho Quadrangle, Suite 214
               Jericho, New York 11753
               Attention:  William W. Post
               Telephone:  (516) 681-3636
               Telefacsimile:  (516) 433-2777

     The above addresses may be changed by either Marriott or Guarantor by writing to the other addressed as above.

     12. BINDING EFFECT. This Guaranty shall bind and inure to the benefit of the parties and their respective heirs, permitted successors, delegees and assigns.

     13. NON-WAIVER. The failure of Marriott to enforce any right or remedy hereunder, or promptly to enforce any such right or remedy, shall not constitute a waiver thereof, nor give rise to any estoppel against Marriott, nor excuse the Guarantor from his obligations hereunder. Any waiver of any such right or remedy must be in writing and signed by Marriott.

     14. INITIATION OF SUIT. Any suit initiated by Marriott against Guarantor under or in connection with this Guaranty may be brought in any state or federal court in the state referred to under the paragraph "Governing Law" in any court in such state having jurisdiction over the subject matter hereof. Guarantor hereby submits itself to the jurisdiction of any such court and agrees that service of process against it in any such action may be effected by any means permissible under federal law or under the laws of such state. Guarantor agrees to pay all expenses (including reasonable attorneys' fees and all out-of-pocket costs and disbursements) which may be incurred by Marriott in the event of the initiation of any suit under or in connection with this Guaranty.

     15. ADDITIONAL COLLATERAL. In the event any other guarantor shall furnish a letter of credit or other collateral to Marriott as additional collateral for the Obligations of Owner to Marriott, whether heretofore or hereafter, such additional collateral shall not diminish or modify Guarantor's liability to Marriott hereunder unless Marriott shall otherwise specifically agree in writing.

     16. GOVERNING LAW. The terms of this Guaranty have been negotiated and delivered, in the State of New York, and it is the intention of the parties that this Guaranty be construed and enforced in accordance with the laws of such State.

     17. CONDITIONS AND TERMINATION.

         17.1. Notwithstanding any other provision of this Guaranty to the contrary, Guarantor shall have no liability under this Guaranty so long as no "Bankruptcy Case" (as hereinafter defined) or "Common Law Civil Action" (as hereinafter defined) has been filed or instituted.

         17.2. For the avoidance of doubt, it is the intention of the parties that, notwithstanding any other provisions of this Guaranty to the contrary, the liability of Guarantor under this Guaranty shall cease and terminate without need for any further act or agreement of Marriott (and at such time Marriott shall execute and deliver such documents and writings as Guarantor may reasonably request to confirm and evidence such termination) upon the satisfaction of Owner's obligations under the 2003 Omnibus Agreement, the Franchise Agreements (as amended by even date hereof), and the Ground Leases (as amended by even date hereof), without there having been filed a Bankruptcy Case or a Common Law Civil Action.

         17.3. As used in this Guaranty, the term "Bankruptcy Case" shall mean a reorganization, liquidation or other similar bankruptcy proceeding under Title 11 of the United States Code or under any other federal or state debtor relief laws or the re-opening of any bankruptcy proceeding instituted by Owner or on behalf of Owner by Guarantor or its affiliates or instituted against Owner at the instance, encouragement, or suggestion of Owner or Guarantor or their affiliates, excluding, however, any proceeding instituted by the limited partners of Owner not instituted at the instance, encouragement, or suggestion of Guarantor or its affiliates. As used in this Guaranty, the term "Common Law Civil Action" means any suit or other proceeding (whether by making any motion, bringing any counterclaim, claiming any defense, seeking any injunction or other restraint, commencing any action, or otherwise) instituted or filed by Owner or on behalf of Owner by Guarantor or their affiliates or instituted by any third party at the instance, encouragement, or suggestion of Owner or Guarantor which wrongly contests in bad faith or in any way wrongly interferes with, in bad faith, directly or indirectly, the exercise by Lender against Owner of any rights or remedies available to Lender at law, in equity, by agreement or otherwise, excluding, however, any proceeding instituted by the limited partners of Owner not instituted at the instance, encouragement, or suggestion of Guarantor or its affiliates.

         17.4. As used in this Guaranty with respect to the definition of a Bankruptcy Case or a Common Law Civil Action, the term "Guarantor" shall include, in addition to Guarantor, any owners of all or any portion of or interest in the Inns which are controlled by Guarantor or any general partner of Owner.

     18. Required Minimum Value of Guarantor's Net Worth.

     (a) Net Worth. Guarantor hereby represents, warrants, and covenants to Marriott that (i) as of the date of execution of this Agreement, its Net Worth (defined below) is equal to or greater than Fifteen Million Dollars ($15,000,000.00); and (ii) true and correct copies of Guarantor's most recent financial statements are attached hereto as Exhibit ___.

     (b) Maintenance of Net Worth. Guarantor hereby represents, warrants, covenants, and agrees that its Net Worth shall not fall below Five Million Dollars ($5,000,000.00) during the term of this Guaranty.

     (c) Definition of Net Worth. For purposes of this Guaranty, "Net Worth" means the fair market value of (x) all assets (reduced by the amount of intangible assets) of Guarantor, less (y) all liabilities of Guarantor.

     19. INDEPENDENT OBLIGATIONS; EXCULPATORY LANGUAGE. The liability of Guarantor to Marriott under this Guaranty shall not be affected, impaired, diminished or limited by any provisions of the Documents, or any other document or agreement that purports to in any way limit or exculpate the personal liability of Guarantor.



                         [SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, Guarantor have executed and delivered this Guaranty under seal as of.


WITNESS:

WINTHROP FINANCIAL ASSOCIATES,
A LIMITED PARTNERSHIP, a Maryland limited partnership



By:
      ------------------------
Name:
      ------------------------
Title:
      ------------------------

STATE OF                                             }
                                                     }  ss.:
COUNTY OF                                            }

     On this___ day of , in the year 2003, before me, the undersigned, a Notary Public in and for said County and State, personally appeared personally known to me or proved to me on the basis of satisfactory evidence to be the individual that executed the within instrument.

     WITNESS my hand and official seal.



                                             -----------------------------------
[SEAL]                                                 Notary Public

                                    EXHIBIT F
                                    ---------

                              RELEASE OF ALL CLAIMS
                              ---------------------

     THIS RELEASE (this "Release") is made effective as of the _____ day of August, 2003 by FAIRFIELD INN BY MARRIOTT LIMITED PARTNERSHIP, a Delaware limited partnership with a mailing address at 100 Jericho Quadrangle - Ste. 214, Jericho NY 11753 ("Owner") and AP-FAIRFIELD GP LLC, a Delaware limited liability corporation ("FIBMLP GP") in favor and for the benefit of MARRIOTT INTERNATIONAL, INC., a Delaware corporation with a mailing address at 10400 Fernwood Road, Bethesda, MD 20817 ("Franchisor") and BIG BOY PROPERTIES, INC., a Delaware corporation having its principal address at 10400 Fernwood Road, Bethesda, Maryland 20817 ("Landlord").

                                    RECITALS
                                    --------

     1. Franchisor and Owner are parties to those certain Franchise Agreements dated as of November 30, 2001 (as amended from time to time, the "Franchise Agreements") regarding forty-six (46) Fairfield Inn by Marriott hotels owned by Owner listed on Schedule A hereto (each an "Inn" and collectively, the "Inns"). The FIBMLP GP is the general partner of Owner and owns a certain portion of the limited partnership interests in Owner.

     2. The Inns are operated and managed by Sage pursuant to management agreements between Owner and Sage (the "Sage Management Agreements").

     3. Thirty (30) of the Inns are subject to an existing ground lease by and between Landlord and Owner for each such Inn, as amended by that certain Amendment of Ground Leases dated as of November 30, 2001 (collectively, the "Ground Leases").

     4. Among other parties, Owner, Franchisor, Landlord, Sage, and Lender were parties to a November 30, 2001 restructuring involving the Inns (the "2001 Restructuring"); in connection therewith, various documents were executed by and among various of the parties (all such documents, collectively the "2001 Restructuring Documents"), including, without limitation: the Franchise Agreements; that certain comfort letter from Franchisor to Lender dated as of November 30, 2001 regarding the Franchise Agreements (the "2001 Comfort Letter"); that certain Amendment of Ground Leases dated as of November 30, 2001; that certain Omnibus Agreement dated as of November 30, 2001; that certain Waterfall Agreement dated as of November 30, 2001; and that certain Agreement Regarding Right to Terminate Certain Franchise Agreement ("Franchise Termination Agreement").

     5. To allow Owner to engage in an orderly liquidation of its assets, Owner has requested from Franchisor and Landlord (collectively, "Marriott") that:

         (a) the ground rent otherwise due and payable to Landlord under the Ground Leases be waived with respect to each Inn for one calendar year from the date of this Agreement (the "Waiver Year") in an aggregate amount not to exceed $1.2 million, with payment of any ground rent due and payable to Landlord in excess of the aggregate waived amount of $1.2 million deferred with respect to each Inn until the earlier of (i) a sale of the Inn, or
     (ii) April 1, 2005;

         (b) liquidated damages otherwise due an payable to Franchisor pursuant to the Franchise Agreements be waived upon a sale or deflagging of each Inn for Inns that are sold or de-flagged by Owner on or before September 1, 2004.

     6. Marriott is currently discussing a possible conversion of an existing hotel located in Overland Park, KS (the "Proposed Inn") to a Fairfield Inn and Suites that is in close proximity to the Inn owned by Owner located at 4401 W. 107th Street, Overland Park, KS 66207 (the "KS Inn")


     7. Marriott desires to accommodate the aforementioned requests by Owner provided that each of the 2003 Restructuring Preconditions set forth in that certain Omnibus Agreement of even date hereof by and among Franchisor, Owner, Landlord, Sage, and others (the "Omnibus Agreement") is satisfied, including execution by Owner and FIBMLP GP of this Release of all claims and liabilities, of whatever kind or nature, known or unknown, concerning the purchase, renovation, franchising, operation, and/or management of the Inns, individually and/or collectively, arising out of or relating to acts, omissions, and/or events occurring on or before the date of this Release.

     NOW, THEREFORE, without either party acknowledging any liability, the same being expressly denied, in consideration of the mutual covenants contained herein, and for good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, it is agreed as follows:

         (a) The parties hereby incorporate by reference every recital set forth above as a substantive part of this Release.

         (b) Owner and Marriott, among others, have executed the Omnibus Agreement as of even dated hereof, of which this Release is an attachment and a material component thereof.

         (c) Owner and FIBMLP GP, each on behalf of itself and each of its heirs, partners, trustees, parents, affiliates, subsidiaries, shareholders, officers, directors, employees, executors, administrators, predecessors, successors, affiliates, and assigns ("Releasors"), hereby forever and unrevocably releases, relinquishes, and discharges Franchisor and Landlord, together with each of their predecessors, successors, parents, subsidiaries, divisions, affiliates, and related companies, and each of their respective employees, officers, directors, partners, members, principals, trustees, agents, servants, appraisers, underwriters, issuers, shareholders, insurers, co-insurers, reinsurers, independent contractors, wholesalers, resellers, distributors, retailers, attorneys, accountants, auditors, consultants, investment bankers, advisors, personal representatives, predecessors, successors, parents, subsidiaries, divisions, assigns, spouses, heirs, executors, administrators, associates, and related or affiliated companies or entities (collectively, the "Marriott Released Persons") from any and all past, present, existing, future, pending or threatened, suspected or unsuspected, class, derivative, representative, and individual claims, rights, demands, assertions, actions, cause of action, litigation lawsuits, allegations, debts, liens, accounts, dues, sums of money, reckonings, bonds, bills, specialties, contracts, covenants, agreements, controversies, promises, cross-actions, liabilities, trespasses, obligations, losses, damages, costs, expenses, judgments, executions, remedies, and suits, of every kind and nature whatsoever; whether in contract or in tort; whether at law or in equity; whether based upon fraud, breach of contract, misrepresentation, negligent misrepresentation, negligence, gross negligence, intentional conduct, libel, slander, business disparagement, oppression, civil conspiracy, deceit, tortuous interference, all other business torts, breach of the duty of good faith and fair dealing, breach of fiduciary duty, or any other duty or claim under common law or statute of any nature or jurisdiction whether arising under or out of any sale, purchase, offer, tender, contract, agreement, conspiracy, combination, communication, meeting, joint or concerted action; whether arising from the development, opening and operation of those hotels currently operating (or under development to operate) under brands owned or licensed by Marriott in the Overland Park or Kansas City, KS market including, without limitation, the development, opening and operation of the Proposed Inn or any claim that the Proposed Inn encroaches on or negatively impacts the economic performance of the KS Inn; or whether arising under or by virtue of any statute or regulation that now exists or may be created or recognized in the future in any manner, including without limitation, by statute, regulation or judicial decision, including without limitation, all claims arising under or by virtue of the federal and/or state securities laws; together with all past, present, existing, future, liquidated or unliquidated, fixed or contingent, known or unknown, suspected or unsuspected, pending or threatened injuries, damages, losses, costs, expenses and remedies of every kind and nature, including, but not limited to, actual damages; all exemplary and punitive damages; all penalties of any kind, including but not limited to tax liabilities or penalties; all statutory damages; all property and economic damages; all damages to loss of individual or business reputation, loss of business, loss of company, loss of assets, diminution in assets or investments, loss of standard of living, lost profits and goodwill; all consequential damages; all mental anguish and other similar emotional and psychological damages, including loss of society, affection, consortium, enjoyment and the like, and all other personal injury damages; together with all prejudgment and postjudgment interest, costs and attorneys' fees; whether heretofore or hereafter accruing (all collectively, the "Claims"), regardless of whether such Claims are known or unknown, that have, had, or may in the future arise, directly or indirectly, collectively or individually, out of, in relation to, or in connection with: (1) any one or more Franchise Agreements ;
               (2) the purchase of, franchising, operation, or management of any or more of the Inns; (3) any one or more of the 2001 Restructuring Documents; (4) any one or more of the Ground Leases, and arising out of or relating to acts, omissions, and/or events occurring on or before the date of this Release.



         (d) Releasors each agree not to make any statements, orally or in writing or otherwise, to any non-party to this agreement that, in whole or in part, is disparaging or negative about the Marriott Released Parties, individually or collectively, relating in whole or in part to the Inns, the 2001 Restructuring, and/or the 2003 Restructuring.

                    OWNER:

                    FAIRFIELD INN BY MARRIOTT LIMITED PARTNERSHIP, a Delaware limited partnership

                         By:  AP-Fairfield GP, LLC, a Delaware limited liability
                    company, its general partner

                              By: AP-Fairfield Manager Corp., a Delaware
                         corporation, its manager

                                  By:
                                         ----------------------

                                  Name:
                                         ----------------------
                                  Title:
                                         ----------------------

                    FIBMLP GP:

                    AP-FAIRFIELD GP LLC, a Delaware limited liability company,

                         By: AP-Fairfield Manager Corp., a Delaware corporation,
                             its manager


                                  By:
                                         ----------------------
                                  Name:
                                         ----------------------
                                  Title:
                                         ----------------------

By and on behalf of

STATE OF                      )
                              )    SS:
COUNTY OF                     )

     IN WITNESS HEREOF, I _____________________, being a Notary Public am authorized to notarize documents within the above-stated State and County and that swear that _____________________, appeared and signed before me said Release on this ________ day of ____________________, 2003.


                                                 -------------------------------
                                                 Notary Public

                                                 My Commission Expires:

STATE OF                )
                        )    SS:
COUNTY OF               )

     IN WITNESS HEREOF, I _____________________, being a Notary Public am authorized to notarize documents within the above-stated State and County and that swear that _____________________, appeared and signed before me said Release on this ________ day of ____________________, 2003.



                                                 -------------------------------
                                                 Notary Public

                                    EXHIBIT G
                                    ---------

                              RELEASE OF ALL CLAIMS
                              ---------------------

     THIS RELEASE (this "Release") is made effective as of the _____ day of October____, 2003 by LASALLE BANK, N.A., successor in interest to Nomura Asset Capital Corporation ("Lender") in favor and for the benefit of MARRIOTT INTERNATIONAL, INC., a Delaware corporation with a mailing address at 10400 Fernwood Road, Bethesda, MD 20817 ("Franchisor") and BIG BOY PROPERTIES, INC., a Delaware corporation having its principal address at 10400 Fernwood Road, Bethesda, Maryland 20817 ("Landlord").

                                    RECITIALS
                                    ---------

     1. Franchisor and Owner are parties to those certain Franchise Agreements dated as of November 30, 2001 (as amended from time to time, the "Franchise Agreements") regarding forty-six (46) Fairfield Inn by Marriott hotels owned by Owner listed on Schedule A hereto (each an "Inn" and collectively, the "Inns"). The FIBMLP GP is the general partner of Owner and owns a certain portion of the limited partnership interests in Owner.

     2. The Inns are operated and managed by Sage pursuant to a management agreement between Owner and Sage (the "Sage Management Agreements").

     3. Lender is the successor in interest to Nomura Asset Capital Corporation with respect to a $165,400,000 loan from Lender to Owner.

     4. Thirty (30) of the Inns are subject to an existing ground lease by and between Landlord and Owner for each such Inn, as amended by that certain Amendment of Ground Leases dated as of November 30, 2001 (collectively, the "Ground Leases").

     5. Among other parties, Owner, Franchisor, Landlord, Sage, and Lender were parties to a November 30, 2001 restructuring involving the Inns (the "2001 Restructuring"); in connection therewith, various documents were executed by and among various of the parties (all such documents, collectively the "2001 Restructuring Documents"), including, without limitation: the Franchise Agreements; that certain comfort letter from Franchisor to Lender dated as of November 30, 2001 regarding the Franchise Agreements (the "2001 Comfort Letter"); that certain Amendment of Ground Leases dated as of November 30, 2001; that certain Omnibus Agreement dated as of November 30, 2001; that certain Waterfall Agreement dated as of November 30, 2001; and that certain Agreement Regarding Right to Terminate Certain Franchise Agreement ("Franchise Termination Agreement").

     6. To allow Owner to engage in an orderly liquidation of its assets, Owner has requested from Franchisor and Landlord (collectively, "Marriott") the following:

         (a) waiver of the ground rent otherwise due and payable to Landlord under the Ground Leases with respect to each Inn for one calendar year from the date of this Agreement (the "Waiver Year") in an aggregate amount not to exceed $1.2 million (the "Waiver Cap"), with payment of any ground rent due and payable to Landlord with respect to the Waiver Year in excess of the Waiver Cap deferred for each Inn until the earlier of (i) a sale of the Inn; or (ii) April 1, 2005;

         (b) deferral of the ground rent for each Inn otherwise due and payable to Landlord under the Ground Leases with respect to the period of time beginning upon termination of the Waiver Year and ending the earlier of (i) a sale of the Inn; or (ii) April 1, 2005 (each, a "Deferral Termination Event"), with such deferred rental to be paid in full by Tenant to Landlord immediately upon the occurrence of any Deferral Termination Event;

         (c) liquidated damages otherwise due and payable to Franchisor pursuant to the Franchise Agreements to be waived with respect to each Inn sold by Owner on or before September 1, 2004 or de-flagged on or before September 1, 2004.

     7. Marriott desires to accommodate the aforementioned requests by Owner provided that each of the 2003 Restructuring Preconditions set forth in that certain 2003 Omnibus Agreement of even date hereof by and among Franchisor, Owner, Landlord, Lender, Sage and others (the "2003 Omnibus Agreement") is satisfied, including execution by Lender of this Release of all claims and liabilities, of whatever kind or nature, known or unknown, concerning the purchase, renovation, franchising, operation, and/or management of the Inns, individually and/or collectively, arising out of or relating to acts, omissions, and/or events occurring on or before the date of this Release.

     NOW, THEREFORE, without either party acknowledging any liability to the other, the same being expressly denied, in consideration of the mutual covenants contained herein, and for good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, it is agreed as follows:

         (a) The parties hereby incorporate by reference every recital set forth above as a substantive part of this Release.

         (b) Lender and Marriott, among other parties, have executed the 2003 Omnibus Agreement as of even dated hereof, of which this Release is an attachment and a material component thereof.

         (c) Lender, on behalf of itself and each of its heirs, partners, trustees, parents, affiliates, subsidiaries, shareholders, officers, directors, employees, executors, administrators, predecessors, successors, and assigns ("Releasors"), hereby forever and unrevocably releases, relinquishes, and discharges Franchisor and Landlord, together with each of their predecessors, successors, parents, subsidiaries, divisions, affiliates, and related companies, and each of their respective employees, officers, directors, partners, members, principals, trustees, agents, servants, appraisers, underwriters, issuers, shareholders, insurers, co-insurers, reinsurers, independent contractors, wholesalers, resellers, distributors, retailers, attorneys, accountants, auditors, consultants, investment bankers, advisors, personal representatives, predecessors, successors, parents, subsidiaries, divisions, assigns, spouses, heirs, executors, administrators, associates, and related or affiliated companies or entities (collectively, the "Marriott Released Persons") from any and all past, present, existing, future, pending or threatened, suspected or unsuspected, class, derivative, representative, and individual claims, rights, demands, assertions, actions, cause of action, litigation lawsuits, allegations, debts, liens, accounts, dues, sums of money, reckonings, bonds, bills, specialties, contracts, covenants, agreements, controversies, promises, cross-actions, liabilities, trespasses, obligations, losses, damages, costs, expenses, judgments, executions, remedies, and suits, of every kind and nature whatsoever; whether in contract or in tort; whether at law or in equity; whether based upon fraud, breach of contract, misrepresentation, negligent misrepresentation, negligence, gross negligence, intentional conduct, libel, slander, business disparagement, oppression, civil conspiracy, deceit, tortuous interference, all other business torts, breach of the duty of good faith and fair dealing, breach of fiduciary duty, or any other duty or claim under common law or statute of any nature or jurisdiction whether arising under or out of any sale, purchase, offer, tender, contract, agreement, conspiracy, combination, communication, meeting, joint or concerted action; or whether arising under or by virtue of any statute or regulation that now exists or may be created or recognized in the future in any manner, including without limitation, by statute, regulation or judicial decision, including without limitation, all claims arising under or by virtue of the federal and/or state securities laws; together with all past, present, existing, future, liquidated or unliquidated, fixed or contingent, known or unknown, suspected or unsuspected, pending or threatened injuries, damages, losses, costs, expenses and remedies of every kind and nature, including, but not limited to, actual damages; all exemplary and punitive damages; all penalties of any kind, including but not limited to tax liabilities or penalties; all statutory damages; all property and economic damages; all damages to loss of individual or business reputation, loss of business, loss of company, loss of assets, diminution in assets or investments, loss of standard of living, lost profits and goodwill; all consequential damages; all mental anguish and other similar emotional and psychological damages, including loss of society, affection, consortium, enjoyment and the like, and all other personal injury damages; together with all prejudgment and postjudgment interest, costs and attorneys' fees; whether heretofore or hereafter accruing (all collectively, the "Claims"), regardless of whether such Claims are known or unknown, that have, had, or may in the future arise, directly or indirectly, collectively or individually, out of, in relation to, or in connection with any events occurring prior to the date hereof.

         (d) Releasors agree not to make any statements, orally or in writing or otherwise, to any non-party to this agreement that, in whole or in part, is disparaging or negative about the Marriott Released Parties, individually or collectively, relating in whole or in part to the Inns, the 2001 Restructuring, and/or the 2003 Restructuring.


                         By:

                         LASALLE BANK, N.A.,
                         a national banking association,
                         not in its individual capacity but solely as Trustee

                              By: Clarion Partners, LLC, as Special Servicer, its Attorney-in-Fact

                              By:
                                 -------------------------------
                              Name:
                                   -----------------------------
                              Title:
                                    ----------------------------

STATE OF            )
                     )    SS:
COUNTY OF            )

         IN WITNESS HEREOF, I _____________________, being a Notary Public am authorized to notarize documents within the above-stated State and County and that swear that _____________________, appeared and signed before me said Release on this ________ day of ____________________, 2003.



                                                 -------------------------------
                                                 Notary Public

                                    EXHIBIT H
                                    ---------


                            __________________, 2003



Administrator for ASC Nomura 1997-MDVII
LaSalle Bank N.A.
135 South LaSalle Street
Suite 1625
Chicago, Illinois 60603-4159

Attention: Susan Abbott

               Re: Fairfield Inn Hotels

Dear Lender:

     Marriott International, Inc. ("Franchisor") has entered into a series of Franchise Agreements, as amended (collectively, the "Franchise Agreements" and each individually, a "Franchise Agreement") dated as of November 30, 2001, with Fairfield Inn by Marriott Limited Partnership ("Franchisee"). The Franchise Agreements permit Franchisee to operate the thirty four (34) hotels identified on Schedule A attached hereto as Fairfield Inn hotels (collectively, the "Hotels" and each individually, a "Hotel").

     LaSalle Bank, N.A., as trustee ("Lender"), and Franchisee have informed Franchisor that Lender has loaned funds that are secured by the Hotels (the "Loan"). In exchange for Lender's agreement to approve a restructuring plan with respect to the Hotels, Lender and Franchisee have requested that Franchisor enter into this comfort letter, and the undersigned parties agree as follows:

1. Franchisee Default. Franchisor will copy Lender on any notice of default or termination issued to Franchisee under a Franchise Agreement. Lender shall have the right, but not the obligation, upon notice to Franchisor to cure such default on behalf of Franchisee during the time period for cure established in the default notice for any default under the Franchise Agreement. For any default under the Franchise Agreement other than a default of Article III or
Section VII.E of the Franchise Agreement, or a default set forth in Sections XVII.B.9 or XVII.B.10 of the Franchise Agreement or a default under Paragraph 8 of the Amendment between Franchisee or Franchisor dated _________, Franchisor shall extend Lender's right to cure for such reasonable period of time beyond the cure period established in the default notice (but in no event for more than an additional thirty (30) days if: (i) the default is not related to health or safety as determined by Franchisor; (ii) the default is susceptible to cure by Lender; (iii) Lender notifies Franchisor of Lender's agreement to cure the default as soon as reasonably possible but no later than the two (2) days prior to expiration of the cure period established in the default notice; (iv) all royalties, fees, charges and other amounts due to Franchisor or any of its affiliates under the Franchise Agreement or in connection with the Hotel are kept current; (v) Lender diligently pursues the cure of the default; and (vi) the Hotel is at all times operated in accordance with the Franchise Agreement except for the specific default described in the default notice. Notwithstanding anything to the contrary stated herein, Lender shall have no obligation to cure any default on behalf of Franchisee. For the avoidance of doubt, Lender and Franchisor agree that after the Franchisee's applicable cure period established in the default notice for

LaSalle Bank, N.A.
_______________, 2003
Page  2

any default under any Franchise Agreement, for any default that Lender is entitled to an additional cure period under this Section 1, Lender shall have the additional cure period set forth in this Section 1, however if said default is not cured within the applicable cure period established in the default notice and the additional Lender cure period set forth in this Section 1, Franchisor shall have the right to terminate said Franchise Agreement and all of the other Franchise Agreements without any further right of Lender or Franchisee to cure any defaults. Lender and Franchisor agree and acknowledge that except as set forth in this Section 1, this Comfort Letter is not intended to confer on Lender any rights in addition to the rights Franchisee has under the Franchise Agreement, as amended, and that therefore, Franchisor is not required to extend Lender's right to cure for such reasonable period of time beyond the cure period established in the default notice for those defaults specifically enumerated in the third sentence of this Section.

2. Lender Foreclosure.

     A. If Lender acquires a Hotel through foreclosure, a transfer of deed in lieu of foreclosure, or through any other exercise of its rights as a secured lender, and Lender desires the Hotel to continue to be operated as a Fairfield Inn hotel, Lender may, by notice to Franchisor within ten (10) days of Lender's acquisition, request Franchisor to approve substitute qualified management for the Hotel pursuant to Paragraph 4. If Franchisor approves substitute management, Lender and Franchisor will execute a new Fairfield Inn franchise agreement ("New Franchise Agreement") within thirty (30) days of Lender's acquisition of the Hotel. The New Franchise Agreement shall be dated as of the date that Lender acquired the Hotel from Franchisee, shall be for a term equal to Franchisee's then remaining term and shall be identical to the Franchise Agreement for such Hotel (as such agreement may have been modified, amended, or supplemented), except that (a) Lender will be the franchisee thereunder and the identity of the management company may change to reflect the approved substitute management, (b) Lender shall not be charged any initial fee, (c) Lender will be required to cure any quality or service deficiencies and shall be subject to any renovation or upgrading requirements that are required under the Franchise Agreement, including commencing the work set forth in the Property Improvement Addendum attached thereto by no later than October 1, 2004 and completing such work no later than April 1, 2005, and (d) Lender shall be given the unconditional right, exercisable upon not less than thirty (30) days' written notice, as its sole remedy to terminate the New Franchise Agreement for any reason for a period ending November 30, 2004. If such termination occurs prior to September 1, 2004, Lender shall have no obligation to pay Franchisor liquidated damages or any other termination fee as a consequence of such termination. If such termination occurs between September 1, 2004 and November 30, 2004, Lender shall be obligated to pay Franchisor liquidated damages in the amount of $25,000 for each New Franchise Agreement that is terminated pursuant to this Paragraph 2.A.(ii).(c). In no event shall Lender be responsible for payment of any amounts owed to Franchisor by Franchisee under the Franchise Agreement.

     B. If Lender acquires a Hotel through foreclosure, a transfer of deed in lieu thereof, or through any other exercise of its rights as a secured lender, and Lender no longer desires that the Hotel be operated as a Fairfield Inn hotel, Lender agrees to notify Franchisor within ten (10) days of Lender's acquisition of same, to cooperate with Franchisor in the removal of the Hotel from the Fairfield Inn hotel system, and to promptly comply with Paragraph 13 hereof.

     C. If Lender, in connection with a foreclosure or similar proceeding, or following Lender's acquisition of the Hotel through foreclosure, a transfer of deed in lieu of foreclosure, or through any other

LaSalle Bank, N.A.
_______________, 2003
Page  3


exercise of its rights as a secured lender, desires to sell a Hotel or cause a Hotel to be sold to a third party (such party being hereinafter referred to as a "Foreclosure Buyer"), and the Foreclosure Buyer desires such Hotel to continue to be operated as a Fairfield Inn hotel, such Foreclosure Buyer may by notice and payment to Franchisor of a non-refundable application fee no later than thirty (30) days prior to the anticipated closing date on the purchase and sale enter into a New Franchise Agreement with Franchisor with respect to the Hotel, provided that Franchisor has approved the Foreclosure Buyer to be a franchisee of Fairfield Inn hotels, which approval Franchisor may grant or withhold in its sole discretion. Prior to the submission of an application and only after Franchisor receives its then current Property Improvement Plan ("PIP") fee (currently, Five Thousand Dollars ($5,000)) to cover Franchisor's costs associated with such PIP, Franchisor will review the Hotel to determine the renovations necessary to bring the Hotel into good repair and to conform the Hotel to Franchisor's then current standards to transfer. Franchisor shall have no obligation to perform the PIP until it receives payment of the PIP fee and no obligation to review the application until such time as the PIP is completed. The terms of any such New Franchise Agreement shall be substantially identical to Franchisor's then current form of agreement (as same is described in Franchisor's then current franchise offering circular) except that the Foreclosure Buyer will be required to cure any quality or service deficiencies and shall be subject to any renovation or upgrading requirements that are required under the Franchise Agreement or the PIP. Franchisor agrees to follow its then current standard policies and procedures for evaluating prospective Fairfield Inn franchisees in assessing whether to approve a Foreclosure Buyer for purposes of this Paragraph 2.C. The amount of the application fee paid to Franchisor by any Foreclosure Buyer under this Paragraph 2.C shall be determined according to the following schedule:



     Number of Hotels
     Purchased by Foreclosure Buyer*                   Application Fee
     -------------------------------                   ---------------
     All                                                       $5,000
     More than 20 but less than all                            $6,000
     4-20                                                      $7,500
     1-3                                                      $10,000

     (* Purchase must be in a single transaction or a series of related transactions, closing on all of which occurs within a period of no more than ninety (90) consecutive days; provided, however, that if closing on any one or more of such Hotels occurs outside such 90-day time period, the Foreclosure Buyer will be obligated to pay Franchisor the higher application fee only with respect to such Hotels, and not with respect to those that close within the requisite time period.)

     D. Notwithstanding anything to the contrary stated in this comfort letter:

LaSalle Bank, N.A.
_______________, 2003
Page  4



     (i) Neither Lender nor any Foreclosure Buyer shall be liable for any act or omission of Franchisee under the Franchise Agreement, including without limitation any failure by Franchisee to make any payments due to Franchisor under the Franchise Agreement;

     (ii) Neither Lender nor any Foreclosure Buyer shall be subject to any offsets, defenses or counterclaims accruing prior to the date or dates of foreclosure or delivery of a deed in lieu of foreclosure that Franchisor might have against Franchisee under the Franchise Agreement;

     (iii) Neither Lender nor any affiliate thereof shall in any event or at any time be personally liable for the payment or performance of the obligations required by or permitted of Franchisee under the Franchise Agreement;

     (iv) If as of the date Lender or any Foreclosure Buyer acquires title to the Hotel there remains to be performed any work required to be performed pursuant to the Property Improvement Addendum to the Franchise Agreement or any other upgrading of the Hotel that is required in accordance with the terms of the Franchise Agreement or any New Franchise Agreement, then, notwithstanding any other terms, covenants or conditions contained in the Franchise Agreement or in any New Franchise Agreement to the contrary, Lender or such Foreclosure Buyer shall have until October 1, 2004 to commence, and until April 1, 2005 to complete, the work required to be performed pursuant to the Property Improvement Addendum to the Franchise Agreement or any other upgrading of the Hotel that is required in accordance with the terms of the Franchise Agreement or any New Franchise Agreement. For purposes of this letter, commencement of work shall mean that Lender or Foreclosure Buyer has entered into a contract with a contractor relating to the physical renovation of the Hotel that requires contractor to begin work within the next 30 days and complete the work no later than April 1, 2005, and sets forth a realistic and reasonable project plan for achieving those results, and has ordered the necessary FF&E required for the renovation;

     (v) The definition of "Gross Room Revenues" in any New Franchise Agreement shall be amended as follows:

               (a) By the exclusion of any imputed charges for rooms made available on a complimentary basis;

               (b) By the exclusion of gratuities intended for employees of the Hotel;

               (c) By the exclusion of any interest income and the proceeds of sale of any furnishings, fixtures and equipment; and

               (d) By the exclusion of any revenue from telephones, televisions or vending machines; and

3. Receivership. If Lender has a receiver appointed for a Hotel during a foreclosure proceeding, Lender shall have the right to have the Hotel operated by a management company approved by Franchisor

LaSalle Bank, N.A.
_______________, 2003
Page  5


pursuant to Paragraph 4 if, with respect to the Hotel: (i) Franchisor and Lender have reached agreement concerning the cure of any defaults under the Franchise Agreement for such Hotel, including any defaults under any other agreements with Franchisor and its affiliates relating to the Hotel and defaults related to the Property Improvement Addendum attached to the Franchise Agreement; (ii) Lender or the receiver enter into a franchise agreement on terms acceptable to Franchisor; and (iii) the receiver is specifically authorized by order of the court appointing such receiver to enter into a franchise agreement as described herein and such order further requires the Hotel to be operated in accordance with state, local and federal laws. If the receiver is the party contracting with Franchisor, Franchisor may condition its obligations under this Paragraph 3 on posting of a performance bond for the receiver's obligations to Franchisor, on terms and conditions acceptable to Franchisor, or on receipt of Lender's guaranty of such receiver's obligations under any agreement with Franchisor.

4. Substitute Manager. Lender's right to propose a substitute manager for a Hotel under this comfort letter shall be on the terms and conditions of this Paragraph 4. Upon Lender's request, Franchisor will provide Lender a list of management companies that Franchisor would approve for operation of the Hotel and, if possible, such list shall contain at least three (3) management companies. Franchisor reserves the right to approve only those management companies to operate the Hotel that, in Franchisor's sole judgment, are experienced and qualified in operating Fairfield Inn hotels and are otherwise able to adhere fully to the obligations and requirements of the Franchise Agreement. Notwithstanding anything to the contrary in this comfort letter, if the Hotel is operated by a management entity not approved by Franchisor, Franchisor shall have the right immediately upon notice and without further action to terminate the Franchise Agreement, this comfort letter and the Hotel's relationship with the Fairfield Inn system of hotels. Notwithstanding anything to the contrary contained in this comfort letter, Franchisor will not be obligated to manage the Hotel if in Franchisor's reasonable judgement such management would violate any contractual or other legal obligation of Franchisor or its affiliates.

5. Notification of Franchisor. Lender agrees to notify Franchisor not later than upon actually taking any action to: (i) commence foreclosure proceedings regarding a Hotel; (ii) petition for appointment of a receiver, obtain the entry of an order for relief or take any action under federal or state bankruptcy laws or similar laws with regard to a Hotel; (iii) accept a deed for a Hotel in lieu of foreclosure; or (iv) take ownership or possession of a Hotel in any manner. Lender shall notify Franchisor in writing of the commencement by another party of foreclosure proceedings or the filing of an action for the appointment of a receiver or petition for relief under state or federal bankruptcy laws within thirty (30) days after Lender receives notice of commencement of such proceedings. Franchisee agrees to notify Franchisor within ten (10) days after any termination or release of Lender's mortgage, security deed or interest in a Hotel. Lender's obligations under this Paragraph 5 shall survive termination of this comfort letter.

6. No Assignment of Franchise Agreement. Lender and Franchisee represent, warrant and covenant to Franchisor that Franchisee has not and will not collaterally assign, pledge, grant a security interest or otherwise transfer to Lender or its affiliates any interest in the Franchise Agreements without Franchisor's written consent and except as expressly provided below. Franchisee further represents, warrants and covenants to Franchisor that the granting of the Loan will not cause Franchisee to violate any financial covenants contained in the Franchise Agreements. If a Hotel is acquired by anyone other than Lender, neither Lender nor Franchisee shall have the right or authority to sell, convey, assign or in any manner transfer any rights hereunder or under the Franchise Agreements without the consent of Franchisor. Franchisor acknowledges that any rights in the Hotels that it may have pursuant to the Franchise

LaSalle Bank, N.A.
_______________, 2003
Page  6


Agreements shall be subject and subordinate to the rights and interests of Lender; provided, however, that nothing in the previous clause shall be construed to relieve Franchisee of any of its obligations to operate the Hotel in a manner consistent with the requirements of the Franchise Agreement.

     Notwithstanding anything to the contrary stated in this comfort letter, Franchisor hereby consents to a grant of a security interest in and/or a collateral assignment of the Franchise Agreements to Lender, provided that Lender's rights with respect to this security interest are limited by and subject to the terms and conditions of this comfort letter.

7. Transition of Control of the Hotel. Lender, Franchisor and Franchisee shall cooperate so that any change in control of a Hotel pursuant to this comfort letter shall be conducted efficiently without inconvenience to the guests and employees of the Hotel and in accordance with applicable law, including, but not limited to, the WARN Act (29 U.S.C. ss.ss.2101et seq.) (1999).

8. No Claims. Franchisor may discuss with Lender the terms of the Franchise Agreements or any of the matters to which Lender is entitled to notice. If Lender exercises any rights pursuant to this comfort letter, Franchisee hereby releases Franchisor and its respective affiliates, agents, employees, officers, directors, successors, assigns and representatives of and from any and all actions, causes of action, suits, claims, demands, contingencies, debts, accounts and judgments whatsoever, at law or in equity, as a result of such exercise of rights.

9. Notices. All notices required under this comfort letter shall be in writing, sent by certified mail, return receipt requested, or by Federal Express or other national express delivery service and addressed, if to Lender, to the address stated above, with copies to:

         Pacific Life Insurance Company
         700 Newport Center Drive
         Newport Beach, CA  92660-6397
         Attention:  Ms. Wendy Balden

         Clarion Partners, LLC
         230 Park Avenue
         12th Floor
         New York, New York  10169
         Attn:  Mr. Michael O'Brien

and, if to Franchisor, to:

         Marriott International, Inc.
         10400 Fernwood Road
         Department 52/923
         Bethesda, Maryland  20817
         Attention:  Franchise Attorney

Any notice sent pursuant to this comfort letter shall be deemed to be given three (3) days after mailing or on the day of delivery by hand.

LaSalle Bank, N.A.
_______________, 2003
Page  7

10. No Representations or Warranties. In no event shall this comfort letter or any other circumstances surrounding the provision of financing by Lender be construed to involve: (i) any representation by Franchisor that it endorses, approves, recommends or otherwise concurs in the financing; (ii) any guarantee or assurance by Franchisor that Franchisee or any other party to the Loan will necessarily be in a financial position to repay the Loan in accordance with its terms; (iii) any endorsement, approval, recommendation or concurrence in any financial projections submitted to Lender in connection with the Loan; or (iv) any endorsement, approval or recommendation of Franchisee's character or reputation; it being understood as to all such matters that the decision of Lender to provide financing was made by Lender without intervention or support by Franchisor.

11. Substitute Comfort Letter. Upon receipt of a written request from Lender, Franchisor will issue a replacement comfort letter, identical to this comfort letter, to a wholly owned subsidiary of Lender, to the trustee of a trust established in connection with the securitization of the Loan, to a third-party loan servicing agent or to a successor mortgagee that is a financial institution in the business of routinely financing real estate transactions, in good financial condition, and is not a "Competitor," or an affiliate of a Competitor, as defined in the Franchise Agreements. Any such replacement comfort letter shall supersede this comfort letter.

12. Lender not Liable for Liquidated Damages. Franchisor specifically acknowledges and agrees that Lender shall not be liable for payment of any liquidated damages not paid by the Franchisee.

13. Possession of the Hotel. If Lender owns, controls or possesses a Hotel after termination of the Franchise Agreement for any reason, Lender shall (i) upon Franchisor's request immediately perform the requirements of Section XVIII of the Franchise Agreement with respect to de-identifying the Hotel as a Fairfield Inn hotel and (ii) indemnify, defend and hold harmless Franchisor and its affiliates from and against any loss, claim or other liability of any kind arising from or in connection with the operation of the Hotel as a Fairfield Inn hotel during such ownership, control or possession. Lender's obligations under this Paragraph 13 shall survive termination of this comfort letter.

14. Termination. This comfort letter shall terminate with respect to any Hotel and Lender shall have no rights hereunder if:

     (i) Lender has been taken over in any manner by any state or federal agency or is in a receivership, conservatorship, reorganization, or liquidation, or Lender or any of its officers or directors has entered into or is subject to a cease and desist order or any other formal or informal written agreement with a federal or state regulatory agency;

     (ii) Lender no longer holds a valid first mortgage or security deed with respect to such Hotel;

     (iii) the Franchise Agreement for such Hotel has expired or terminated, unless such occurrence is the result of the timely exercise of Lender's rights pursuant to Paragraphs 2, 3 or 4 of this comfort letter, in which such event this comfort letter shall terminate with respect to such Hotel upon the exercise or expiration of such rights, which in any event shall expire no more than one hundred twenty (120) days after the expiration or termination of such Franchise Agreement; or

LaSalle Bank, N.A.
_______________, 2003
Page  8


     (iv)      Lender breaches this comfort letter.

15. Estoppel Statement and Letter. As of the date hereof, to the best of our knowledge, and except as specifically provided in this comfort letter: (i) Franchisor is the franchisor under the Franchise Agreement and the Franchise Agreement is in effect as to each Hotel; (ii) the Franchise Agreements (including the exhibits and addenda thereto and all documents executed contemporaneously therewith with respect to the Hotels) constitute the entire written agreement between Franchisee and Franchisor with respect to the operation of the Hotels under the Fairfield Inn trade name and the licensing of Franchisee to utilize such trade name in connection therewith; (iii) the Franchise Agreements are in full force and effect and have not been modified, amended or assigned except as stated in this comfort letter, including the Amendment to Certain Franchise Agreements, dated _______; (iv) Franchisor has not delivered or received any termination notice under the Franchise Agreements, and (v) Franchisee is current on all sums due and payable to Franchisor under the Franchise Agreements (the "Estoppel Statement").

Because the Estoppel Statement above only covers the status of the Franchise Agreements as of the date of this comfort letter, Lender shall not rely on its belief, whether or not correct, that Franchisor has not given any notice under this comfort letter when Lender is making any decision or representation or warranty in connection with any material modification, securitization, or sale of the Loan. In connection with any material modification, securitization, or sale of the Loan, Franchisor shall, at the written request of Lender, execute a written estoppel letter stating whether or not, as of that date, the following statements are correct to the best of Franchisor's knowledge (and indicating in reasonable detail, where applicable, the circumstances causing any of the statements not to be correct): (a) the Franchise Agreements are in full force and effect and have not been modified, amended or assigned, (b) neither Julie Repetti nor Liam Brown are aware of any default under any of the terms, covenants or provisions of the Franchise Agreements or of any event which, but for the passage of time or the giving of notice or both, would constitute an event of default under any of the Franchise Agreements, (c) Franchisor has not delivered or received any termination notice under the Franchise Agreements, and
(d) Franchisee is current on all sums due and payable to Franchisor under the Franchise Agreements.

16. Effectiveness. This Comfort Letter supercedes and replaces the Comfort Letter by and among the same parties dated November 30, 2001. Franchisor shall have no obligations hereunder unless Lender and Franchisee have evidenced their agreement with the provisions hereinabove by the execution of a copy of this comfort letter and the delivery to Franchisor of such copy within twenty (20) days of the date hereof.

17. No Involuntary Bankruptcy Filings. Franchisor agrees not to file an involuntary petition in bankruptcy against Franchisee for non-payment to Franchisor of any amounts payable to Franchisor under the Franchise Agreement until the Loan has been paid in full and the period equal to the applicable preference period under the Federal Bankruptcy Code (Title 11 of the United States Code) plus ten (10) days following the date on which the Loan has been paid in full has passed.

                                         Very truly yours,

                                         MARRIOTT INTERNATIONAL, INC.

LaSalle Bank, N.A.
_______________, 2003
Page  9




                                         By:
                                            ----------------------------
                                               Vice President

LaSalle Bank, N.A.
_______________, 2003
Page  10



Accepted and agreed to as of this ___ day of October, 2003:

FAIRFIELD INN BY MARRIOTT LIMITED PARTNERSHIP, a Delaware limited partnership

By:  AP-Fairfield GP, LLC,
     a Delaware limited liability company,
     its general partner

     By:  AP-Fairfield Manager Corp.,
          a Delaware corporation,
          its manager


          By:
               ---------------------------
          Name:
          Title:

Accepted and agreed to as of this ___ day of October, 2003:

LASALLE BANK, N.A.,
a national banking association,
not in its individual capacity, but solely as trustee

By:  Clarion Partners, LLC, as special servicer, its attorney-in-fact


     By:
        --------------------
     Name:
     Title:


cc:      Noah J. Silverman, Esq.

                          SCHEDULE A TO COMFORT LETTER


  ST         CITY/METRO                    MARKET     ROOMS                  STREET ADDRESS             CITY AND SATE     ZIP
  --         ----------                    -------    -----                  --------------             --------------    ---
  CA      Orange County                  Placentia     135           710 W. Kimberly Avenue              Placentia, CA   92870
  FL        Gainesville                Gainesville     135                 6901 NW 4th Blvd            Gainesville, FL   32607
  FL              Miami               Airport-West     135              3959 NW 79th Avenue                  Miami, FL   33166
  FL            Orlando        International Drive     135              8342 Jamaican Court                Orlando, FL   32819
  GA            Atlanta              Gwinnett Mall     135             3500 Venture Parkway                 Duluth, GA   30096
  GA            Atlanta        Northwest-Delk Road     132           2191 Northwest Parkway               Marietta, GA   30067
  GA           Savannah                   Savannah     135                       2 Lee Blvd               Savannah, GA   31405
  IA         Des Moines                 West-Clive     135             1600 NW 114th Street                  Clive, IA   50325
  IL        Bloomington                     Normal     132               202 Landmark Drive                 Normal, IL   61761
  IL             Peoria                     Peoria     135       4203 N. War Memorial Drive                 Peoria, IL   61615
  IL           Rockford                   Rockford     135            7712 Potawatomi Trail               Rockford, IL   61107
  IN       Indianapolis                  Castleton     132                   8325 Bash Road           Indianapolis, IN   46250
  IN       Indianapolis               College Park     132               9251 Wesleyan Road           Indianapolis, IN   46268
  MI            Detroit                    Airport     133                31119 Flynn Drive                Romulus, MI   48174
  MI            Detroit               Auburn Hills     134                 1294 Opdyke Road           Auburn Hills, MI   48326
  MI            Detroit       Madison Heights/Troy     134        32800 Stephendson Highway        Madison Heights, MI   48071
  MI            Detroit                West/Canton     133               5700 Haggerty Road                 Canton, MI   48187
  MI          Kalamazoo             Kalamazoo East     133              3800 E. Cork Street              Kalamazoo, MI   49001
  MO          St. Louis                  Hazelwood     135                   9079 Dunn Road              Hazelwood, MO   63042
  NC             Durham                       I-85     135           3710 Hillsborough Road                 Durham, NC   27705
  NC       Fayetteville               Fayetteville     135             562 Cross Creek Mall           Fayetteville, NC   28303
  NC         Greensboro                 Greensboro     135                2003 Athena Court             Greensboro, NC   27407
  NC         Wilmington                 Wilmington     134              306 S. College Road             Wilmington, NC   28403
  OH          Cleveland         Airport-Brook Park     135                  16644 Snow Road             Brook Park, OH   44142
  OH             Dayton                 North/West     135                 6960 Miller Lane                 Dayton, OH   45414
  OH             Toledo            Holland/Airport     135               1401 E. Mall Drive                Holland, OH   43528
  SC           Florence                   Florence     135              140 Dunbarton Drive               Florence, SC   29501
  SC        Hilton Head                Hilton Head     120              9 Marina Side Drive     Hilton Head Island, SC   29928
  TN       Johnson City               Johnson City     132         207 E. Mountcastle Drive           Johnson City, TN   37601
  VA            Norfolk           Hampton-Coliseum     134              1905 Coliseum Drive                Hampton, VA   23666
  VA            Norfolk      Virginia Beach-Euclid     134                 4760 Euclid Road         Virginia Beach, VA   23462
  WI            Madison                       East     135                  4765 Hayes Road                Madison, WI   53704
  WI          Milwaukee                       West     135         20150 W. Blue Mound Road             Brookfield, WI   53045

                                    EXHIBIT I

                           AMENDMENT OF GROUND LEASES
                           --------------------------

     THIS AMENDMENT OF GROUND LEASES (this "Amendment") is entered into as of this ______ day of ____________, 2003, by and among FAIRFIELD INN BY MARRIOTT LIMITED PARTNERSHIP, a Delaware limited partnership with its principal address at 100 Jericho Quadrangle - Ste. 214, Jericho, New York 11753 (the "Tenant"), and BIG BOY PROPERTIES, INC., a Delaware corporation, having its principal address at 10400 Fernwood Road, Bethesda, Maryland 20817 ("Landlord").

                                    RECITALS

     A. Landlord is the landlord under the ground lease agreements identified on EXHIBIT A attached hereto, each as amended by a certain Subordination, Estoppel, Consent and Amendment of Ground Leases (the "Subordination Agreement") dated January 13, 1997 by and among Tenant, Landlord, and Marriott International, Inc. and Essex House Condominium Corporation (Landlord's predecessors-in-interest as to certain of the Ground Leases), and the November 30, 2001 Amendment (as defined below) (such ground lease agreements listed on EXHIBIT A, as so amended, and as amended by the November 30, 2001 Amendment, being hereinafter referred to each as a "Lease" and collectively as the "Leases", and the land that is subject to each Lease being hereinafter referred to as the "Leased Premises"). Each of the Leased Premises is improved with a hotel (each a "Hotel" and collectively, the "Hotels"). Prior to the date of this Amendment, each Hotel was managed by Fairfield FMC Corporation pursuant to a certain Management Agreement dated November 17, 1989, by and between Fairfield FMC Corporation and Tenant, as amended by a First Amendment to Management Agreement dated July 31, 1990 by and between Tenant and Fairfield FMC Corporation, as further amended by a Second Amendment to Management Agreement dated July 13, 1997 by and between Tenant and Fairfield FMC Corporation and by letter agreement dated April 28, 1999.

     B. On or about August 16, 2001, AP Fairfield GP, LLC acquired from Marriott FIBM One Corporation, the general partnership interest in Tenant (the "Partnership Interest Acquisition"). The Management Agreement was terminated pursuant to an Agreement for Termination of Management Agreement and Working Capital Maintenance Agreement dated November 30, 2001, by and between Fairfield FMC Corporation and Tenant.

     C. In connection with the Partnership Interest Acquisition and pursuant to the terms of an Omnibus Agreement dated November 30, 2001 by and among Landlord, Tenant, Marriott International, Inc., Fairfield FMC Corporation, and AP-Fairfield GP LLC, the parties hereto executed an Amendment of Ground Leases, amending certain terms of the Leases (the "November 30, 2001 Amendment").

     D. Marriott International, Inc. and Tenant are parties to those certain Franchise Agreements dated as of November 30, 2001 (as amended from time to time, the "Franchise Agreements") regarding each of the Hotels.

     E. Marriott International, Inc., Big Boy Properties, Inc., Fairfield Inn by Marriott Limited Partnership, LaSalle Bank, N.A., Sage Management Resources III, LLC, and Winthrop Financial Associates, a Limited Partnership, are now entering into an Omnibus Agreement of even date herewith (the "Omnibus Agreement") in connection with certain agreements among the parties thereto. Pursuant to the terms of the Omnibus Agreement, Tenant and Landlord have agreed to execute and deliver this Amendment.

     NOW THEREFORE, in consideration of these premises, and for other good and valuable consideration, the receipt and sufficiency of which each of the parties acknowledges, the parties agree as follows:

     1.01 GENERAL

     A representative form of one of the Leases is attached hereto as EXHIBIT B. The amendments herein sometimes refer to particular sections of EXHIBIT B. If the Section numbering in any Lease differs from the Section numbering in EXHIBIT B, the amendments herein shall be deemed to be amendments to the corresponding sections of such other Lease so that each Lease is amended in accordance with the substantive intent of the parties as reflected herein. From and after the date hereof, each of the Leases shall be deemed to be amended in the following respects.

     2.01 CAPITALIZED TERMS

     Capitalized terms that are used herein shall have the meanings ascribed to them (a) where such capitalized terms are otherwise defined herein or (b) in the Leases.

     3.01 TENANT OWNS IMPROVEMENTS; LANDLORD OWNER LEASED PREMISES

     The Tenant represents that the Improvements (as defined in the applicable Lease) are the sole property of the Tenant, subject only to the Landlord's reversionary interest in the Improvements, and the lien in favor of the Lender holding the first leasehold mortgage loan on the Improvements. The Landlord represents that it is the fee owner of the Leased Premises.

4.01 AMENDMENTS TO LEASES

The following amendments shall be made to each Lease:

(1) A new Section 3.07 is hereby added to each Lease to read as follows:

3.07 Obligation to Purchase Landlord's Interest

Tenant shall have the absolute obligation to purchase Landlord's Interest under this Lease in accordance with the terms of Section 3.03 of this Lease (including the purchase price for Landlord's Interest established under Section 3.03(a)(2) of this Lease), on the date that the Franchise Agreement for the Hotel located on the Leased Premises is terminated, whether or not such termination is in connection with an assignment, transfer or sale of this Lease (including an assignment by operation of law, including the sale, transfer or assignment of any ownership interests in the Tenant) by Tenant.

(2) Landlord hereby waives all Minimum Rental and Percentage Rental due under each Lease for the Rent Waiver Period (as defined below), not to exceed the Rent Waiver Cap (as defined below).

The "Rent Waiver Period" shall mean, as to each Lease, the period commencing on the date of this Agreement and terminating on the earlier of (a) _____________, 2004 [one year from the date of this Agreement], or (b) as to an individual Lease, the date on which Tenant assigns, transfers or sells its interest in such Lease (including any assignment by operation of law, including a sale, transfer or assignment of any ownership interest in the Tenant); provided that the Rent Waiver Period shall terminate and any and all Minimum Rental and Percentage Rental which was waived during the Rent Waiver Period pursuant to this Section
4.01 (2) shall become immediately due and payable, upon (i) the occurrence of an Event of Default under any Lease, as modified by this Agreement or (ii) the occurrence of an Event of Default (as defined therein) under the Omnibus Agreement or (iii) the occurrence of any default under any Franchise Agreement which continues past any applicable notice or cure period available to the Tenant, as franchisee, unless the Tenant, as franchisee, delivers to Landlord, as franchisor, written notice that it is immediately terminating such Franchise Agreement prior to the expiration of the applicable notice or cure period under such Franchise Agreement (which termination will require Tenant, as franchisee, to pay all applicable liquidated damages and perform all post-termination obligations under such Franchise Agreement). Landlord hereby agrees that the late charge payable on the Minimum Rental and Percentage Rental which was originally waived for the Rent Waiver Period pursuant to the terms of this
Section 4.01(2), but which subsequently becomes payable by Tenant as provided above in this Section 2.01(2), shall be seven percent (7%) per annum, rather than fifteen percent (15%) per annum as provided in Section 4.06 of each Lease.

The "Rent Waiver Cap" shall mean, as to all thirty (30) Hotels collectively, the amount of One Million Two Hundred Thousand Dollars ($1,200,000), which amount is allocated to each Hotel on a percentage basis as shown on EXHIBIT C, attached hereto. The Rent Waiver Cap shall be reduced upon the termination of any Lease by an amount equal to the unutilized portion of the Rent Waiver Cap allocated to the Hotel subject to such Lease.

(3) From the date of this Agreement until the Deferral Termination Date (defined below), Landlord hereby agrees to defer the payment of (a) all Minimum Rental and Percentage Rental in excess of the Rent Waiver Cap due for the Rent Waiver Period, and (b) all Minimum Rental and Percentage Rental which is due for the period from the expiration of the Rent Waiver Period through the Deferral Termination Date.

     The "Deferral Termination Date" shall mean the earlier of (i) April 1, 2005, (ii) as to any individual Lease, the date on which the Tenant assigns, transfers or sells its interest in such Lease (including an assignment by operation of law, including a sale, transfer or assignment of any ownership interest in the Tenant), or (iii) the date of any Event of Default under any Lease, as modified by this Agreement, or under the Omnibus Agreement or any Franchise Agreement.

     On and after the Deferral Termination Date, all Minimum Rental and Percentage Rental which was deferred pursuant to this Section 4.01(3) shall become immediately due and payable by Tenant.

(4) The following new Section 4.06 is hereby added to each Lease:

4.06 All Rental and other sums payable by Tenant under this Lease, accruing under this Lease and not paid when due, shall bear interest at the rate of fifteen percent (15%) per annum from the due date until paid. Additionally, any monthly or quarterly installment of Minimum Rental or Percentage Rental not paid within five (5) days of the due date shall be considered delinquent and subject to a late payment charge equal to five percent (5%) of the amount which is overdue and payable. This late payment charge shall be in addition to the interest provided for above and shall be due and payable with the payment of the arrearage.

(5) The following Sections are hereby added to Section 10.01 of each Lease:

10.01 (c) The failure of the Tenant to purchase Landlord's Interest in accordance with the terms of Section 3.07 hereof, without any grace, cure or notice period.

10.01(d) The filing of a voluntary petition in bankruptcy or insolvency or a petition for reorganization under any bankruptcy law by Tenant, or the admission by Tenant that it is unable to pay its debts as they become due.

10.01(e) The consent to an involuntary petition in bankruptcy or the failure to vacate, within ninety (90) days from the date of entry thereof, any order approving an involuntary petition by Tenant.
10.01(f) The entering of an order, judgment or decree by any court of competent jurisdiction, on the application of a creditor, adjudicating either party as bankrupt or insolvent or approving a petition seeking reorganization or appointing a receiver, trustee, or liquidator of all or a substantial part of Tenant's assets, and such order, judgment or decree's continuing unstayed and in effect for an aggregate of sixty (60) days (whether or not consecutive).

(6) The Landlord hereby waives all Subordinated Rental Obligations (as defined in the Subordination Agreement) of Tenant accrued for Fiscal Years 2002 and 2003.

5.01 LEASES OTHERWISE IN EFFECT

Except as specifically amended hereby, each of the Leases is unmodified and is in full force and effect.

6.01 CONSTRUCTION

No term or provision of any Lease or of this Amendment shall be construed more strictly against one party hereto or thereto than against any other party hereto or thereto. The parties hereto have been represented by competent counsel and all have participated in the negotiation and drafting hereof.

7.01 HEADINGS

Headings of particular sections are inserted only for the convenience of the parties and are in no way to be construed as a part of this Amendment or as a limitation on the scope of the particular section to which they refer.

8.01 APPLICABLE LAW

The laws of the state in which the Leased Premises are situated shall govern the validity, performance, and enforcement hereof.

9.01 COUNTERPARTS

This Amendment may be executed in several counterparts, each of which shall be an original and all of which shall constitute one and the same instrument.

10.01 FURTHER ASSURANCE

The parties hereto agree, at the sole expense of the requesting party, to execute, acknowledge and deliver such further instruments and agreements reasonably required.

     IN WITNESS WHEREOF, this Amendment of Ground Leases has been duly executed and delivered by the parties hereto as of the day and year first above written.

TENANT:
FAIRFIELD INN BY MARRIOTT LIMITED PARTNERSHIP, a Delaware limited partnership,

BY: AP - FAIRFIELD GP LLC, A DELAWARE
LIMITED LIABILITY COMPANY,
    ITS GENERAL PARTNER

By:      ______________________________

Its:     ______________________________


LANDLORD:


BIG BOY PROPERTIES, INC.

By:      ______________________________

Its:     ______________________________


LASALLE BANK, N.A., AS TRUSTEE, SUCCESSOR-IN-INTEREST TO NOMURA ASSET CAPITAL CORPORATION, HEREBY CONSENTS TO THE TERMS OF THIS AMENDMENT.

LASALLE BANK, N.A., a national banking association, not in its individual capacity but solely as Trustee

By:  Clarion Partners, LLC, as Special Servicer, its Attorney-in-Fact


     By:_____________________________
        Name:
        Title:

STATE OF _____________     )
                           )  ss:
COUNTY OF ___________      )


     I, _____________________________, a notary public in and for said County, in said State, hereby certify that ___________________, whose name as ________________ of AP - Fairfield GP LLC, the General Partner of Fairfield Inn by Marriott Limited Partnership, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day, that being informed of the contents of said instrument, he, as such officer, and with full authority, executed the same voluntarily for and as the act of said corporation, acting in its capacity as the sole general partner of said limited partnership as aforesaid.

     Given under my hand this the ______ day of _____________, 2003.




------------------------------------
Notary Public


STATE OF _____________    )
                          )  ss:
COUNTY OF ___________     )


     I, _____________________________, a notary public in and for said County, in said State, hereby certify that ______________________, whose name as ______________________ of Big Boy Properties, Inc., a Delaware corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day, that being informed of the contents of said instrument, he, as such officer, and with full authority, executed the same voluntarily for and as the act of said corporation.

     Given under my hand this the ______ day of _____________, 2003.





------------------------------------
Notary Public

                                    EXHIBITS
                                    --------


EXHIBIT A - Ground Lease Agreements

EXHIBIT B - Sample Lease

EXHIBIT C - Allocation of Rent Waiver Cap to each Hotel

                                    EXHIBIT A
                                    ---------

                                    EXHIBIT B
                                    ---------

                                    EXHIBIT C
                                    ---------

                          ALLOCATION OF RENT WAIVER CAP


Hotel/Lease         Percentage of Rent Waiver Cap     Amount of Rent Waiver Cap
-----------         -----------------------------     -------------------------


                    ------%                                   ------%

                                    EXHIBIT J
                                    ---------

                    AMENDMENT TO CERTAIN FRANCHISE AGREEMENTS
                    -----------------------------------------

     This Amendment (the "Amendment") to the Franchise Agreements identified in Attachment A hereto (individually, a "Franchise Agreement" and when referring to more than one, the "Franchise Agreements") is made and entered into as of the _____ day of ________, 2003, between Marriott International, Inc., a Delaware corporation ("Franchisor"), and Fairfield Inn by Marriott Limited Partnership, a Delaware limited partnership ("Franchisee").

                                   WITNESSETH:

     WHEREAS, Franchisor and Franchisee are parties to those certain Franchise Agreements pursuant to which Franchisor has authorized Franchisee to operate the forty-six (46) hotels that are the subject of the Franchise Agreements identified on Attachment A hereto as Fairfield Inn hotels (individually, a "Hotel" and when referring to more than one, the "Hotels");

     WHEREAS, Property Improvement Plans have been prepared for each Hotels and attached to each Hotel's Franchise Agreement (the "Existing PIPs");

     WHEREAS, Franchisor and Franchisee are parties to that certain Agreement Regarding Right to Terminate Certain Franchise Agreement ("Franchise Termination Agreement");

     WHEREAS, Franchisor and Franchisee have agreed that certain Hotels will leave the System no later than September 1, 2004, certain Hotels, regardless of whether they are sold, must remain in the System and that all Hotels must be renovated by no later than April 1, 2005 in order to remain in the System, on the terms and conditions stated in this Amendment;

     WHEREAS, thirty (30) of the Hotels are subject to an existing ground lease by and between Big Boy Properties, Inc. ("Landlord") and Franchisee for each such Hotel, as amended by that certain Amendment of Ground Leases dated as of November 30, 2001 (the "Ground Leases");

     WHEREAS, among other parties, Franchisee and Franchisor have entered into that certain 2003 Omnibus Agreement, dated on a date contemporaneous herewith (the "2003 Omnibus Agreement"); and

     WHEREAS, Winthrop Financial Associates, A Limited Partnership, a Maryland limited partnership with a mailing address at 100 Jericho Quadrangle - Ste. 214, Jericho, NY 11753 ("Guarantor") has provided Franchisor an unconditional limited guarantee of Franchisee's obligations under the Franchise Agreements, the Ground Leases and the 2003 Omnibus Agreement.

     NOW, THEREFORE, the parties, in consideration of the premises and the undertakings and commitments of each party to the other party set forth herein and in the Franchise Agreements, agree as follows:

     1. Section II.A of the Franchise Agreements for the Hotels identified in Attachment B hereto is hereby amended and restated in its entirety as follows:

         "Except as otherwise provided in this Agreement, including without limitation, Section 8 of the Amendment, the term of this franchise shall begin on the date first set forth above and expire September 1, 2004. This Agreement and the franchise granted by this Agreement is not renewable."

     2. The last paragraph of Section VII.E of all Franchise Agreements is hereby amended and restated in its entirety as follows:

     "Notwithstanding anything to the contrary stated in the Agreement, for each Hotel in Attachment A to the Amendment, all funds currently in the Reserve, owed to the Reserve after June 1, 2003 but not yet paid, or to be paid to the Reserve in the future shall be deposited in one escrow reserve account that will hold all the funds that each Hotel is required to deposit in the Reserve (the "Master Reserve"). All funds currently in each Hotel's Reserve or owed to each Hotel's Reserve after June 1, 2003 but not yet paid must be deposited into the Master Reserve within twenty-four (24) hours after execution of this Amendment. All funds to be paid to each Hotel's Reserve in the future must be deposited in the Master Reserve no later than fifteen (15) days following the end of each Accounting Period. All funds deposited in the Master Reserve must be spent within one hundred and eighty (180) days of its being deposited in the Master Reserve to accomplish renovation, repair, replacements or other work required by the Existing PIPs, provided that in no event shall the Master Reserve be allowed to accumulate an amount in excess of the lesser of (x) the amount reasonably necessary to undertake the renovation, repair, replacements or other work required by an Existing PIP or (y) $2,000,000, in which event Franchisee must immediately spend such money to accomplish the renovation, repair, replacements or other work required by an Existing PIP or Existing PIPs in accordance with this section. Franchisee shall perform all renovation, repair, replacements or other work required by the Existing PIPs in the following order: (i) the Hotels identified in Attachment C attached hereto first, then (ii) upon such completion, the Hotels identified in Attachment D and then, (iii) upon such completion, the Hotels identified in Attachment B. All renovation, repair, replacements or other work required by the Existing PIPs for the Hotels identified in Attachment C attached hereto shall commence no later than two months after the date of execution of this Amendment. In the event the available funds in the Master Reserve are insufficient to complete all the renovation, repair, replacements or other work required by the Existing PIPs for the Hotels on Attachment C and those Hotels in Attachment D that as of October 1, 2004 are still subject to a Franchise Agreement, Franchisee will provide the necessary additional funds so that the work required by the Existing PIPs shall not be delayed and will remain on schedule to be completed by April 1, 2005. Franchisee agrees and acknowledges that the Hotels are in critical need of renovation and that the renovations set forth in the Existing PIPs must be performed in accordance with the time frames set forth in this Amendment for performing the Existing PIPs. Franchisee further agrees and acknowledges that its failure to perform the Existing PIPs in accordance with the time frames set forth in this Amendment for performing the Existing PIPs will cause Franchisor substantial damage and injury to the good will in Marriott's proprietary marks and brands. Franchisee shall deliver to Franchisor, or shall cause Manager to deliver to Franchisor, each month a written report that identifies in detail the capital expenditures that Franchisee has made with respect to the Hotels, regardless of whether the source of funds for such expenditures is the Master Reserve, and a Master Reserve analysis, which identifies each month's Master Reserve beginning and ending balance and a detailed description of each expenditure made with funds from the Master Reserve and each contribution to the Master Reserve in such month."

     3. The following new Section XV.N is hereby added to Section XV of the Franchise Agreements for the Hotels identified in Attachment B attached hereto.

     "Notwithstanding anything to the contrary stated in this Agreement, Franchisee and Franchisor hereby agree that Franchisee may not Transfer this franchise, including any direct or indirect ownership interest in Franchisee, or this Agreement under any circumstances and that this Agreement will terminate immediately without any further action upon any sale of the Franchise Business or a substantial portion of the assets of the Franchise Business."

     4. Section XV.C.3 of the Franchise Agreements for the Hotels identified in Attachments C and D is hereby amended and restated in its entirety as follows:

     "3. the proposed transferee shall submit to Franchisor an application, in the form prescribed by Franchisor, for a new franchise agreement to replace this Agreement for its unexpired term, and shall pay to Franchisor a transfer fee (which fee shall be refunded, less Ten Thousand Dollars ($10,000) to cover Franchisor's cost of processing the application, in the event the application is disapproved) and Franchisor may charge its then current Property Improvement Plan ("PIP") fee (currently, Five Thousand Dollars ($5,000)) to cover Franchisor's costs associated with such PIP and consent review under this Paragraph XV.C. The amount of the transfer fee shall be equal to the amount of the application fee then being charged by Franchisor per room for System franchises for new development multiplied by the number of rooms in the Hotel or the minimum amount per hotel then being charged by Franchisor for System franchises for new development, whichever amount is greater. Prior to the submission of an application, so long as the PIP fee is paid, Franchisor will review the Hotel to determine the renovations necessary to bring the Hotel into good repair and to conform the Hotel to Franchisor's then current standards to transfer. Franchisor shall have no obligation to provide or review a proposed transferee's application or perform the PIP and consent review under this Paragraph XV.C unless and until it is paid the PIP fee, regardless of whether such delay shall negatively impact Franchisee or the proposed transferee. If Franchisor enters into a new franchise agreement with the transferee for this Hotel within six (6) months after the PIP and a full transfer fee has been paid to Franchisor in connection therewith, the PIP fee paid to Franchisor will be refunded or credited against other amounts due from the party that paid for the PIP to Franchisor. Franchisor reserves the right to reject an application for a Transfer if (i) Franchisor, in its Reasonable Business Judgment, deems the transferee's proposed debt service to be too great to permit the transferee to operate the Hotel successfully under the System or (ii) the proposed transferee or any of its affiliated entities (other than those holding interests as limited partners only) is a Competitor (as defined in Paragraph XV.D.). In all events, the transferee will be required to certify in writing that (a) Franchisor did not endorse, recommend, or otherwise concur with the terms of the Transfer, (b) Franchisor did not comment upon any financial projections submitted by Franchisee to the transferee, and (c) Franchisor did not participate in the decision of the price to be paid for the Hotel, which decision was made without any intervention, support or participation by Franchisor;"

     5. The first paragraph of Section XVII.B of the Franchise Agreements for the Hotels identified in Attachments C and D is hereby amended and restated in its entirety as follows:

     "Franchisee shall be deemed to be in material default under this Agreement and Franchisor may, at its option, terminate this Agreement and all rights granted hereunder, upon the occurrence of any of the events in the immediately following subparagraphs (i) with respect to the following subparagraphs 1, 2, 3, 5, and 8 only, without affording Franchisee any opportunity to cure the default, effective immediately upon Franchisee's receipt of notice (or refusal of delivery), or (ii) with respect to the following subparagraphs 4, 6, 7 and 9 only, effective upon expiration of the cure period established by Franchisor in the notice to Franchisee if such default is then uncured."6. The following new Sections XVII.B.9 and XVII.B.10 are hereby added to Section XVII.B of the Franchise Agreements for the Hotels identified in Attachments C and D:

     "8. If all renovation, repair, replacement or other work required by the Existing PIPs for the Hotel has not been completed by April 1, 2005;

     9. If substantially all renovation, repair, replacement or other work required by the Existing PIPs for the Hotel has not commenced as of October 1, 2004. For purposes of this Agreement, commencement of work on the Existing PIPs shall mean that Franchisee has entered into a contract with a contractor relating to the physical renovation of the Hotel that requires contractor to begin work within the next 30 days and complete the work no later than April 1, 2005, and sets forth a realistic and reasonable project plan for achieving those results, and has ordered the necessary FF&E required for the renovation."

     7. The following new Section XVII.E shall be added to the Franchise Agreements for the Hotels identified in Attachments C and D:

     "Franchisee shall be deemed to be in material default under this Agreement and Franchisor may, at its option, terminate this Agreement and all rights granted hereunder without affording Franchisee any opportunity to cure the default, effective immediately upon Franchisee's receipt of notice (or refusal of delivery), if Franchisee is in default of any other Franchise Agreement and such default remains uncured for the applicable notice or cure period set forth in such Franchise Agreement, or there is any Event of Default under any Ground Lease or the 2003 Omnibus Agreement (Event of Default under any Ground Lease and the 2003 Omnibus Agreement is defined to include the applicable tenant cure period)"

     8. Section XVIII.E of all the Franchise Agreements is hereby amended by adding the following three sentences to the end of the section:

     "Notwithstanding the foregoing, Franchisee shall not be required to pay the foregoing liquidated damages if this Agreement is terminated prior to September 1, 2004. If such termination occurs between September 1, 2004 and November 30, 2004, Franchisee shall only be obligated to pay Franchisor liquidated damages in the amount of $25,000. If such termination occurs after November 30, 2004, Franchisee shall be obligated to pay the liquidated damages set forth above in this Section XVIII.E."

     9. Franchisee hereby agrees and acknowledges that many of the Franchise Agreements for the Hotels identified in Attachment B attached hereto, as well as some of the other Franchise Agreements, are in default based on these Hotels' performance under Franchisor's Quality Assurance Program. In exchange for Franchisor's agreement not to exercise its right to terminate these Franchise Agreements immediately, which Franchisee acknowledges, Franchisee agrees that the Franchise Agreements for the Hotels identified in Attachment B will terminate without further action and the Hotels will voluntarily leave the System no later than September 1, 2004 with at least two (2) Hotels listed on Exhibit B leaving the System on or before April 1, 2004, and at least four (4) additional Hotels (for a total of six (6) Hotels) listed on Exhibit B leaving the System no later than July 1, 2004. Franchisee shall give Franchisor written notice no later than (i) March 1, 2004 identifying the two (2) Franchise Agreements that are to terminate no later than April 1, 2004 and (ii) June 1, 2004 identifying the four (4) Franchise Agreements that are to terminate no later than July 1, 2004. Accordingly, the parties agree that if Franchisee has not provided such notice identifying the two (2) Franchise Agreements governing the Hotels listed on Exhibit B that are to terminate no later than April 1, 2004 by March 1, 2004 and/or the four (4) additional Franchise Agreements governing the Hotels listed on Exhibit B that are to terminate on or before July 1, 2004 no later than June 1, 2004, then in such event Franchisor may designate the two
(2) Franchise Agreements governing the Hotels listed on Exhibit B that will terminate on April 1, 2004 and/or the four (4) additional Franchise Agreements governing the Hotels listed on Exhibit B that will terminate on July 1, 2004 and such Franchise Agreements will terminate without further action by any party and such Hotels will leave the System as of that date. The liquidated damages, if any, otherwise due under the Franchise Agreement for such Hotel will be waived as part of Franchisee's execution of Marriott's standard form Termination Agreement to be executed by the parties upon such termination. Upon any such termination, Franchisee will perform all de-identification and all post-termination requirements and obligations under the applicable Franchise Agreement and Franchisor's normal procedures.

     10. In the event of the filing of any voluntary or involuntary petition under the U.S. Bankruptcy Code by or against Franchisee (other than an involuntary petition filed by or joined in by Franchisor), the Franchisee shall not assert, or request any other party to assert, that the automatic stay under ss. 362 of the Bankruptcy Code shall operate or be interpreted to stay, interdict, condition, reduce or inhibit the ability of Franchisor to enforce any rights it has by virtue of any Franchise Agreement, or any other rights that Franchisor has, whether now or hereafter acquired, against Franchisee or Guarantor.

Further, Franchisee shall not seek a supplemental stay or any other relief, whether injunctive or otherwise, pursuant to ss. 105 of the Bankruptcy Code or any other provision therein to stay, interdict, condition, reduce or inhibit the ability of Franchisor to enforce any rights it has by virtue of any Franchise Agreement against Franchisee or Guarantor. The waivers contained in this paragraph are a material inducement to Franchisor's willingness to enter into this Amendment and Franchisee acknowledges and agrees that no ground exists for equitable relief which would bar, delay or impede the exercise by Franchisor of Franchisor's rights and remedies against Franchisee or Guarantor.

     11. The parties hereby agree that the Franchise Termination Agreement is terminated.

     12. Capitalized terms not otherwise defined herein shall the same meaning as set out in the Franchise Agreements.

     13. The matters set forth in this Amendment are strictly confidential and, except as otherwise required by law, the parties shall not disclose the terms hereof without the prior written consent of the other party. Notwithstanding the foregoing, Franchisee shall be permitted to disclose the terms of this Amendment to the management company that has been approved by Franchisor to operate the Hotel, provided that, in the event of such disclosure, Franchisee shall (i) advise the management company of the confidential nature of the information being provided and of the confidentiality requirements set forth herein and (ii) ensure that the management company agrees to be bound by such terms.

     14. This Amendment (a) sets forth the entire agreement between the parties and fully supersedes any and all prior agreements and understandings (whether written or oral) between the parties and pertaining to the subject matter hereof, (b) is governed by, and interpreted and construed in accordance with, the laws of the State of Maryland (without regard to its conflicts of law principles), (c) shall be binding upon and shall inure to the benefit of the parties and their permitted successors and assigns, and (d) may be executed in counterparts, all of which taken together shall constitute one document. Items capitalized but not defined herein shall have the same meaning as set forth in the Agreement.

     15. Except as specifically modified by this Amendment, the terms and conditions of the Agreement remain in full force and effect.


                            {SIGNATURES ON NEXT PAGE}

     IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment to Franchise Agreement in duplicate as of the day and year first written above.

                                           FRANCHISOR

ATTEST:                                    MARRIOTT INTERNATIONAL, INC.




                                           By:                          (SEAL)
--------------------------------              --------------------------
Assistant Secretary                        Vice President

                                           FRANCHISEE

                                           FAIRFIELD BY MARRIOTT
                                           LIMITED PARTNERSHIP

                                           By:  AP-Fairfield GP, LLC,
                                                a Delaware limited liability
                                                company, its general partner

ATTEST:                                         By:  AP-Fairfield Manager Corp.,
                                                     a Delaware corporation,
                                                     its manager


                                                By:                     (SEAL)
-----------------------------------                ---------------------
Assistant Secretary                             Name:
                                                     -------------------
                                                Title:
                                                      ------------------

                                  ATTACHMENT A


 ST         CITY/METRO                    MARKET     ROOMS                 STREET ADDRESS             CITY AND SATE     ZIP
 --         ----------                    -------    -----                 --------------             --------------    ---
 AL         Birmingham                   Homewood     132                 155 Vulcan Road               Homewood, AL   35209
 CA      Orange County                 Buena Park     135        7032 Orangethorpe Avenue             Buena Park, CA   90621
 CA      Orange County                  Placentia     135          710 W. Kimberly Avenue              Placentia, CA   92870
 FL        Gainesville                Gainesville     135                6901 NW 4th Blvd            Gainesville, FL   32607
 FL              Miami               Airport-West     135             3959 NW 79th Avenue                  Miami, FL   33166
 FL            Orlando        International Drive     135             8342 Jamaican Court                Orlando, FL   32819
 FL            Orlando         South-Beeline Pkwy     133            1850 Landstreet Road                Orlando, FL   32809
 GA            Atlanta                    Airport     132       2451 Old National Highway           College Park, GA   30349
 GA            Atlanta              Gwinnett Mall     135            3500 Venture Parkway                 Duluth, GA   30096
 GA            Atlanta                  Northlake     133            2155 Ranchwood Drive                Atlanta, GA   30345
 GA            Atlanta        Northwest-Delk Road     132          2191 Northwest Parkway               Marietta, GA   30067
 GA            Atlanta          Peachtree Corners     135           6650 Bay Circle Drive               Norcross, GA   30071
 GA           Savannah                   Savannah     135                      2 Lee Blvd               Savannah, GA   31405
 IA         Des Moines                 West-Clive     135            1600 NW 114th Street                  Clive, IA   50325
 IL        Bloomington                     Normal     132              202 Landmark Drive                 Normal, IL   61761
 IL             Peoria                     Peoria     135      4203 N. War Memorial Drive                 Peoria, IL   61615
 IL           Rockford                   Rockford     135           7712 Potawatomi Trail               Rockford, IL   61107
 IN       Indianapolis                  Castleton     132                  8325 Bash Road           Indianapolis, IN   46250
 IN       Indianapolis               College Park     132              9251 Wesleyan Road           Indianapolis, IN   46268
 KS        Kansas City              Overland Park     134            4401 W. 107th Street          Overland Park, KS   66207
 KS        Kansas City               West-Merriam     135              6601 Frontage Road                Merriam, KS   66202
 MI            Detroit                    Airport     133               31119 Flynn Drive                Romulus, MI   48174
 MI            Detroit               Auburn Hills     134                1294 Opdyke Road           Auburn Hills, MI   48326
 MI            Detroit       Madison Heights/Troy     134       32800 Stephendson Highway        Madison Heights, MI   48071
 MI            Detroit                     Warren     131            7454 Convention Blvd                 Warren, MI   48092
 MI            Detroit                West/Canton     133              5700 Haggerty Road                 Canton, MI   48187
 MI          Kalamazoo             Kalamazoo East     133             3800 E. Cork Street              Kalamazoo, MI   49001
 MO          St. Louis                  Hazelwood     135                  9079 Dunn Road              Hazelwood, MO   63042
 NC          Charlotte                  Northeast     133       5415 N. I-85 Service Road              Charlotte, NC   28262
 NC             Durham                       I-85     135          3710 Hillsborough Road                 Durham, NC   27705
 NC       Fayetteville               Fayetteville     135            562 Cross Creek Mall           Fayetteville, NC   28303
 NC         Greensboro                 Greensboro     135               2003 Athena Court             Greensboro, NC   27407
 NC            Raleigh                  Northeast     132            2641 Appliance Court                Raleigh, NC   27604
 NC         Wilmington                 Wilmington     134             306 S. College Road             Wilmington, NC   28403
 OH          Cleveland         Airport-Brook Park     135                 16644 Snow Road             Brook Park, OH   44142
 OH           Columbus                      North     135                  887 Morse Road               Columbus, OH   43229
 OH             Dayton                 North/West     135                6960 Miller Lane                 Dayton, OH   45414
 OH             Toledo            Holland/Airport     135              1401 E. Mall Drive                Holland, OH   43528
 SC           Florence                   Florence     135             140 Dunbarton Drive               Florence, SC   29501
 SC         Greenville                 Greenville     132          60 Roper Mountain Road             Greenville, SC   29607
 SC        Hilton Head                Hilton Head     120             9 Marina Side Drive     Hilton Head Island, SC   29928
 TN       Johnson City               Johnson City     132        207 E. Mountcastle Drive           Johnson City, TN   37601
 VA            Norfolk           Hampton-Coliseum     134             1905 Coliseum Drive                Hampton, VA   23666
 VA            Norfolk      Virginia Beach-Euclid     134                4760 Euclid Road         Virginia Beach, VA   23462
 WI            Madison                       East     135                 4765 Hayes Road                Madison, WI   53704
 WI          Milwaukee                       West     135        20150 W. Blue Mound Road             Brookfield, WI   53045

                                  ATTACHMENT B

             Hotels That Must Leave the System By September 1, 2004


 ST         CITY/METRO                    MARKET     ROOMS                  STREET ADDRESS             CITY AND SATE     ZIP
 --         ----------                    -------    -----                  --------------             --------------    ---
 FL            Orlando         South-Beeline Pkwy     133             1850 Landstreet Road                Orlando, FL   32809
 AL         Birmingham                   Homewood     132                  155 Vulcan Road               Homewood, AL   35209
 GA            Atlanta                    Airport     132        2451 Old National Highway           College Park, GA   30349
 MI            Detroit                     Warren     131             7454 Convention Blvd                 Warren, MI   48092
 NC            Raleigh                  Northeast     132             2641 Appliance Court                Raleigh, NC   27604
 OH           Columbus                      North     135                   887 Morse Road               Columbus, OH   43229
 NC          Charlotte                  Northeast     133        5415 N. I-85 Service Road              Charlotte, NC   28262
 KS        Kansas City               West-Merriam     135               6601 Frontage Road                Merriam, KS   66202
 KS        Kansas City              Overland Park     134             4401 W. 107th Street          Overland Park, KS   66207
 SC         Greenville                 Greenville     132           60 Roper Mountain Road             Greenville, SC   29607
 GA            Atlanta          Peachtree Corners     135            6650 Bay Circle Drive               Norcross, GA   30071
 GA            Atlanta                  Northlake     133            2155 Ranchwood Drivfe                Atlanta, GA   30345

                                  ATTACHMENT C

                      Hotels That Must Remain in the System


 ST         CITY/METRO                MARKET     ROOMS                       STREET ADDRESS             CITY AND SATE     ZIP
 --         ----------                -------    -----                       --------------             --------------    ---
 FL              Miami           Airport-West     135                   3959 NW 79th Avenue                  Miami, FL   33166
 IL             Peoria                 Peoria     135            4203 N. War Memorial Drive                 Peoria, IL   61615
 IN       Indianapolis           College Park     132                    9251 Wesleyan Road           Indianapolis, IN   46268
 SC        Hilton Head            Hilton Head     120                   9 Marina Side Drive     Hilton Head Island, SC   29928
 CA      Orange County              Placentia     135                710 W. Kimberly Avenue              Placentia, CA   92870
 TN       Johnson City           Johnson City     132              207 E. Mountcastle Drive           Johnson City, TN   37601
 CA      Orange County             Buena Park     135              7032 Orangethorpe Avenue             Buena Park, CA   90621

                                  ATTACHMENT D


 ST         CITY/METRO                    MARKET     ROOMS                       STREET ADDRESS             CITY AND SATE     ZIP
 --         ----------                    -------    -----                       --------------             --------------    ---
 FL        Gainesville                Gainesville     135                      6901 NW 4th Blvd            Gainesville, FL   32607
 FL            Orlando        International Drive     135                   8342 Jamaican Court                Orlando, FL   32819
 GA            Atlanta              Gwinnett Mall     135                  3500 Venture Parkway                 Duluth, GA   30096
 GA            Atlanta        Northwest-Delk Road     132                2191 Northwest Parkway               Marietta, GA   30067
 GA           Savannah                   Savannah     135                            2 Lee Blvd               Savannah, GA   31405
 IA         Des Moines                 West-Clive     135                  1600 NW 114th Street                  Clive, IA   50325
 IL        Bloomington                     Normal     132                    202 Landmark Drive                 Normal, IL   61761
 IL           Rockford                   Rockford     135                 7712 Potawatomi Trail               Rockford, IL   61107
 IN       Indianapolis                  Castleton     132                        8325 Bash Road           Indianapolis, IN   46250
 MI            Detroit                    Airport     133                     31119 Flynn Drive                Romulus, MI   48174
 MI            Detroit               Auburn Hills     134                      1294 Opdyke Road           Auburn Hills, MI   48326
 MI            Detroit       Madison Heights/Troy     134             32800 Stephendson Highway        Madison Heights, MI   48071
 MI            Detroit                West/Canton     133                    5700 Haggerty Road                 Canton, MI   48187
 MI          Kalamazoo             Kalamazoo East     133                   3800 E. Cork Street              Kalamazoo, MI   49001
 MO          St. Louis                  Hazelwood     135                        9079 Dunn Road              Hazelwood, MO   63042
 NC             Durham                       I-85     135                3710 Hillsborough Road                 Durham, NC   27705
 NC       Fayetteville               Fayetteville     135                  562 Cross Creek Mall           Fayetteville, NC   28303
 NC         Greensboro                 Greensboro     135                     2003 Athena Court             Greensboro, NC   27407
 NC         Wilmington                 Wilmington     134                   306 S. College Road             Wilmington, NC   28403
 OH          Cleveland         Airport-Brook Park     135                       16644 Snow Road             Brook Park, OH   44142
 OH             Dayton                 North/West     135                      6960 Miller Lane                 Dayton, OH   45414
 OH             Toledo            Holland/Airport     135                    1401 E. Mall Drive                Holland, OH   43528
 SC           Florence                   Florence     135                   140 Dunbarton Drive               Florence, SC   29501
 VA            Norfolk           Hampton-Coliseum     134                   1905 Coliseum Drive                Hampton, VA   23666
 VA            Norfolk      Virginia Beach-Euclid     134                      4760 Euclid Road         Virginia Beach, VA   23462
 WI            Madison                       East     135                       4765 Hayes Road                Madison, WI   53704
 WI          Milwaukee                       West     135              20150 W. Blue Mound Road             Brookfield, WI   53045